UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Vincent P. Corti

Capital Income Builder

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Kathryn A. Sanders

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long term®

Capital Income Builder®

Special feature

25 years of
generating income

► See page 6

Annual report for the year ended October 31, 2012

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	10.82%	–0.55%	7.62%

The total annual fund operating expense ratio is 0.63% for Class A shares as of the prospectus dated January 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2012, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 3.16%.

Results for other share classes can be found on page 34.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Despite economic uncertainties at home and abroad, equity markets rallied for much of Capital Income Builder’s fiscal year, allowing the fund to provide a positive total return and growing income for the period.

For the 12 months ended October 31, 2012, the fund’s dividend yield as calculated by Lipper was 4.04%. That’s more than the 2.12% yield of Standard & Poor’s 500 Composite Index, which is unmanaged and has no expenses. The fund also surpassed the 2.46% average yield of the over 560 income funds tracked by Lipper.

In terms of total return, Capital Income Builder gained 11.5% for the period. By way of comparison, the fund’s peer group, the Lipper Income Funds Average, rose 8.4%. The S&P 500 advanced 15.2%, while the unmanaged MSCI EAFE Index* — which measures developed markets outside North America — climbed 4.6%. As you can see in the chart below, the fund has exceeded both the Lipper and the S&P 500 over periods of 10 years or longer.

Growth of income
The fund was able to offer dividend growth over three of the past four quarters. A dividend of 47.5 cents a share was paid in both December and March. The June dividend climbed to 48 cents a share, and in September the dividend reached 48.5 cents a share. It should be noted that a special dividend of 21.5 cents a share was also paid in December.

Throughout its history, the fund has sought to pay higher dividends every quarter, but only inasmuch as market conditions allow (for more on these efforts, please see the feature

Results at a glance
For periods ended October 31, 2012, with all distributions reinvested

	Total returns	Average annual total returns

				Lifetime
	1 year	5 years	10 years	(since 7/30/87)

Capital Income Builder (Class A shares)	11.48%	–0.05%	8.07%	9.66%

Standard & Poor’s 500 Composite Index†	15.19	0.36	6.90	8.51

Lipper Income Funds Average	8.38	2.75	6.23	8.37

Consumer Price Index (inflation)	2.16	2.06	2.47	2.85

* Results reflect dividends net of withholding taxes.

† The market index is unmanaged and, therefore, has no expenses.

In this report

Special feature

6	25 years of generating income
Capital Income Builder seeks to provide investors with dividend income, which historically has helped mitigate market volatility.

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers

Capital Income Builder	1

story beginning on page 6). Not all companies offer fixed dividends; some pay a percentage of their quarterly profits instead. As a result, the dividend we can offer our investors may vary. Whenever possible, we will strive to increase the fund’s dividends on a quarterly basis.

Our investment landscape
Most equity markets around the world saw positive returns for the fund’s fiscal year, with the U.S. and Asian markets making the most gains. European markets were mixed and, overall, lagged the growth seen elsewhere.

In the United States, the outlook improved somewhat in the second half of the fund’s fiscal year, as unemployment fell below 8% nationally and overall economic activity picked up slightly. The presidential election provided more clarity in terms of the nation’s fiscal direction, though certain challenges remain unresolved as of this writing.

In Europe, the nations of the euro zone continued to trail the rest of the world, with some suffering through a recession marked by high unemployment and austerity measures that dampened economic activity. There seems to be slight movement away from increasing austerity measures, though the region would still be faced with numerous financial and political problems even if it were to relax some of the guidelines among the member nations.

Economic activity in Asian countries continues to outpace other areas of the globe, though slowing growth in China remains a concern, especially when coupled with that nation’s once-in-a-decade transfer of political power. Still, a number of nations in the Asia-Pacific region have continued to thrive, and even sluggish Japan has offered opportunities for the fund’s investment professionals.

The fund’s holdings
Assets are not selected for the portfolio based on particular criteria for industry sectors or geographic location. Instead, bottom-up research on each potential investment, with an eye toward dividend payments and growth, remains the standard by which the fund’s investment professionals make their determinations.

That said, there are a handful of sectors that have traditionally been strong income generators. For the most recent fiscal year, consumer staples — widely considered resistant to economic

2	Capital Income Builder

Largest equity holdings
(as of October 31, 2012)

Company	Percent of net assets

Philip Morris International	3.9%

Altria Group	2.8

Novartis	2.3

National Grid	2.1

Royal Dutch Shell	2.1

AT&T	1.9

Abbott Laboratories	1.8

Verizon	1.8

SSE	1.8

GlaxoSmithKline	1.4

disruption — continued to be the fund’s top sector at 13.2% of total assets, down slightly from 13.7% a year ago. Utilities were second at 10.2%, up from 9.0%, and telecommunications services represented 9.2% of the fund, down from 10.0% a year ago.

U.S. equities represent 33.3% of the total portfolio, with 25.6% of the fund invested in Europe and another 12.1% in the Asia- Pacific region, including Australia.

Eight of the fund’s top 10 positions produced positive returns for the period, with Philip Morris, the largest portfolio holding, climbing 26.8%. Abbott, Altria, AT&T, National Grid and Verizon also had double-digit gains. Only GlaxoSmithKline and Royal Dutch Shell disappointed, trailing –0.2% and –1.7%, respectively.

Looking ahead

Overall, the global economy continues to improve, though somewhat sluggishly and with a number of problems that have yet to be fully addressed. In the U.S., negotiations continue in an effort to avoid the “fiscal cliff” — a combination of automatic spending cuts and tax increases that could push the economy back into a recession. We have hope that a compromise may be reached to circumvent this possibility.

We would also note that the nation’s debt ceiling is likely to be reached in February, which may prompt another round of political wrangling. Failing to raise the debt ceiling likely would cause a far

Capital Income Builder	3

worse financial crisis than one that could result if no action is taken on the issue of the fiscal cliff.

In Europe, we are encouraged by recent efforts to soften the harsh austerity measures that have placed many nations in difficult straits. While some may view compromise efforts as simply a way to postpone tough decisions, it may be that additional time and monetary easing will help the euro zone overcome its debt crisis, or at least provide a healthier environment in which to address ongoing financial and political problems.

The state of the global economy is such that another major crisis — whether in Europe, the U.S. or elsewhere — could have serious consequences for growth worldwide.

As always, we invest for the long term. We will continue to seek out companies that we believe offer solid long-term prospects for both income growth and capital appreciation. We urge all our investors to take a similar long-term approach.

We thank you for your continued trust and look forward to reporting to you again in six months.

Cordially,

James B. Lovelace
Vice Chairman of the Board

Joyce E. Gordon
President

December 11, 2012

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Year ended October 31	1987[4]	1988	1989	1990	1991	1992	1993

Total value
Dividends reinvested[5]	$92	494	556	633	708	792	880

Value at year-end[1,5]	$8,990	10,093	11,782	11,590	14,973	16,989	19,973

CIB total return	(10.1)%	12.3	16.7	(1.6)	29.3	13.5	17.6

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses.
[3]	Results of the Lipper Income Funds Average do not reflect any sales charges.
[4]	For the period July 30, 1987 (when the fund began operations), through October 31, 1987.

4	Capital Income Builder

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

974	1,079	1,200	1,324	1,468	1,624	1,809	2,017	2,152	2,261	2,117	2,288	2,805	3,134	3,858	3,633	3,181	3,571	3,806

20,066	23,478	27,409	33,748	38,238	39,199	41,384	44,438	44,507	52,484	61,253	66,822	80,172	96,940	65,078	75,135	84,399	86,759	96,724

0.5	17.0	16.8	23.2	13.3	2.5	5.6	7.4	0.2	17.9	16.7	9.1	20.0	20.9	(32.9)	15.4	12.3	2.8	11.5

Average annual total return for fund’s lifetime 9.40%

[5]	Prior to January 1, 2009, dividends from net investment income were declared daily and paid to shareholders quarterly. As of January 1, 2009, the fund began declaring and distributing dividends on a periodic basis. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Capital Income Builder	5

Call it the income conundrum.

For nearly the entire lifespan of Capital Income Builder, which celebrates its 25th anniversary this year, both equity and bond markets have become increasingly stingy when it comes to dividends and yields.

Yet aside from a handful of calendar quarters — most notably during the stock market declines of 2002 and 2008 — the fund has been able to provide investors with growing dividend income.

“The idea behind Capital Income Builder was to provide an endowment-style fund,” says portfolio counselor Jim Lovelace. “For many investors, income is a critical part of their portfolios, and we’ve worked hard to allow the fund to help meet that goal.”

Endowment-style investing

When it was created, Capital Income Builder was modeled on the endowments used by many nonprofit organizations. These organizations would use their endowments to generate income to pay expenses. This idea seemed a natural fit for investors nearing retirement or already in it.

“It’s a practical way to think about investing in a volatile world,” relates portfolio counselor Brad Vogt. “The essence is to provide an income stream that can support investors’ needs — whether that’s retirement or something else — while keeping pace with inflation and hopefully growing the principal over time.”

Yet the fund can also serve a wide variety of investors, not just those planning for retirement. Reinvesting dividends can add to a portfolio’s total return, and the income they provide can buffer market volatility. Historically, this has helped the fund during market downturns, as income provided by the fund has often resulted in returns that have bettered those of its peers and indexes.

All of this stems from a sharp focus on generating income. The fund’s portfolio counselors certainly want the fund’s holdings to appreciate over time, but income is the primary yardstick they use when choosing assets.

“Although each of the portfolio counselors has the same income target, each of us invests differently,” says portfolio counselor Joyce Gordon. “Some utilize bonds to a greater degree, and we each have our own

Capital Income Builder	7

The income conundrum

Since Capital Income Builder began 25 years ago, income has grown more difficult to come by. Both the yield on the 10-year Treasury — a benchmark for the bond market — and the dividend yield of the unmanaged Standard & Poor’s 500 Composite Index have declined steadily since the fund’s inception.

The 10-year U.S. Treasury yield reflects the rate at each month-end, as calculated by the Federal Reserve. The Standard & Poor’s 500 Composite Index dividend yield is the trailing 12-month dividend yield, as calculated by Lipper. The S&P 500 Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

preferences in selecting companies for the fund. At the end of the day, we each need to generate a certain amount of yield so we can pass it along to our investors.”

Balancing yield and growth

If the fund’s objective was simply to provide investors with income, then a combination of high-yielding equities and bonds might suffice. Capital Income Builder, however, seeks to provide growing income — ideally every quarter when market conditions allow. That necessarily narrows the field of potential investments and requires a great deal of research.

Yield is a measurement of a stock’s dividend versus its share price. A stock that pays $1 each year in dividends and is valued at $20 a share, for example, would have a yield of 5%. Now if that stock increases in value to $25 a share, the yield would decline to 4%. Thus, the fund’s investment professionals look for companies offering growing dividends that can keep pace with the company’s earnings and share price.

There are a number of sectors that have traditionally offered high dividend yields — consumer staples, utilities, telecommunications services and financials, to name a few. That said, nearly any company can offer a dividend, and those that do often increase their dividends over time as their profits rise.

The first task, then, is to identify which are likely to increase their payouts over time and at what potential rate. Thus, you may see equities within the fund that pay out a lower yield than average; these likely represent stocks that the fund’s investment analysts believe will grow their dividends aggressively.

“That’s the standard for whether a stock meets the criteria for the fund,” Jim adds. “It also provides a unique ‘sell’ discipline as well. If a stock is appreciating faster than it’s growing its dividend, there comes a point when it’s not doing its job — and it’s time to let it go.”

8	Capital Income Builder

The art of finding dividend-growers

Determining whether or not a company can effectively and consistently grow its dividend over time is critical for the fund’s investment professionals. Future payouts aren’t guaranteed, after all. There are a number of factors that go into projecting dividend growth rates.

First and foremost, a company needs to be generating enough free cash in order to make payments. “Personally, I’m drawn to companies that have cash flow visibility,” says portfolio counselor Alfonso Barroso. “They don’t necessarily have to be fast growing, but I do want a sense of assurance when it comes to earnings and cash growth, especially in the recent environment. I want to see that track record.”

The next question is to determine how sustainable those cash flows might Some companies see their earnings

The bond portfolio

One of the more unique aspects of Capital Income Builder is its bond portfolio. Since inception, the idea was to put a portion of assets into fixed income seeking to provide more stable income, further diversify holdings and hedge against volatility. The amount of assets has varied and can be adjusted as market conditions warrant. Currently it stands at just above 23% of the portfolio.

“Historically, our position in bonds has been good for stability, acting as a shock absorber,” says portfolio counselor David Hoag, who manages fixed income. “The fund tends to be very selective in its holdings, with only a small percentage of the portfolio in below-investment-grade assets (BB and below). In a fund designed to be an endowment for individuals, too many lower grade or longer duration bonds could introduce unnecessary volatility,” he adds.

David Riley, whose primary responsibility is for equity investing, also keeps a portion of his individual portfolio in bonds. “I’m keenly aware that we want to provide lower volatility,” he confirms. “In a down market, I know I have the potential to do better. The fixed-income assets are an anchor of sorts.”

Together, the portfolio counselors determine when the fund should increase or decrease its bond holdings. Given the current low yield environment, the portfolio is smaller than it has been historically.

“That flexibility is very important,” Alfonso states. “When equities are overvalued we can move into bonds a bit more — and vice versa. The income is still there but, ideally, the volatility remains low.”

“Yield dogs” on the hunt

Last June, a number of Capital Income Builder’s portfolio counselors and analysts gathered in Washington, D.C., for two days of meetings to discuss the prospects for dividend growth in equities. They were joined by top executives from 11 major companies, including four of the 30 Dow Jones Industrials, all of which are considered leaders in dividend payouts.

The executives shared their visions for their companies, discussed their views of the global economy and updated the group on their various business divisions. From the health of the euro zone to the revenues within their smallest product lines, the executives shared how they believed they would be able to continue to grow their dividend payments in the months and years ahead.

For the executives, it provided an opportunity to meet with one of their largest investors. For their part, the fund’s investment professionals got to ask the executives tough questions, prompting one of them to reply: “You guys sound like my board!”

For the record, the group’s self-created title, “Yield Dogs,” is partially an acronym. “DOG,” in this case, stands for “Dividends Oughta Grow.”

ebb and flow more than others, making dividend predictions tricky. Others might have bonds outstanding that may eat up free cash should the market become more difficult.

“A strong balance sheet is required to grow dividends, so you need steady earnings and — perhaps most importantly — you can’t be overleveraged,” states portfolio counselor David Riley. “You can’t be at the whim of the bond markets. Ideally, I like to see low leverage and high quality balance sheets from the start. That helps me determine whether there’s room for growth in the dividend.”

Management matters

Finally, the fund’s investment professionals must determine whether the company’s management is committed to increasing the dividend — payment of which isn’t automatic. Many companies determine the amount on a quarterly basis, which means their boards of directors must agree to raise that dividend regularly.

“You’ll find that many companies have had very consistent dividend growth patterns despite the fact that stock prices — and even earnings — were fluctuating,” Brad says. “That tells me that a company has decided that part of its mission of corporate governance is to beef up its dividend over time. We tend to invest in companies that choose to make steadier payouts a priority.”

Some companies set a fixed payout rate based on earnings, which can make for a

10	Capital Income Builder

variable dividend each quarter. So long as the company’s earnings projections are sound — and verified to the fullest extent possible by the fund’s investment analysts — those dividends can be reasonably predicted.

“Dividends based on payout ratios can certainly be volatile, but having the board decide matters can be arbitrary at times,” Jim explains. “In either case, they’re two perfectly legitimate ways to go about it. It’s up to us then to ensure we’re doing the research that will help us get the best sense of what a company’s dividend growth will ultimately look like.”

Staying disciplined

There are times, of course, when markets decline and the fund is unable to provide quarterly dividend increases. This happened most notably in 2002 and 2008, when the equity markets fell significantly. Even then, however, the fund’s diverse portfolio of dividend-growing companies helped mitigate those instances to a degree.

“Companies in a position to increase their dividends tend to be healthier companies overall. As a rule, they weather downturns well,” Brad says. “And in these situations, the market appreciates dividend income a good deal more than it might otherwise.”

“As a portfolio counselor for Capital Income Builder, I want to deliver a steady rate of return for our shareholders,” adds Alfonso. “We’re working very hard to have a portfolio that can be resilient while continuing to generate income over time.” ▪

Capital Income Builder	11

Summary investment portfolio October 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification	(percent of net assets)

Country diversification	(percent of net assets)

United States	52.4%

United Kingdom	15.7

Euro zone*	6.0

Australia	3.5

Switzerland	3.3

Singapore	3.2

Taiwan	2.1

Canada	1.7

Hong Kong	1.6

China	1.1

Brazil	1.0

Russian Federation	0.8

Other countries	4.5

Short-term securities & other assets less liabilities	3.1

Total	100.0%

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks — 73.59%	Shares	(000)	assets

Consumer staples — 13.18%
Philip Morris International Inc.	34,048,800	$3,015,362	3.85%

Altria Group, Inc.	68,828,100	2,188,734	2.80

Lorillard, Inc.[1]	6,589,104	764,402.98

British American Tobacco PLC	13,420,897	664,791.85

Reynolds American Inc.	15,165,000	631,471.81

PepsiCo, Inc.	7,957,000	550,943.70

Nestlé SA	6,610,000	419,468.53

Diageo PLC	14,209,300	406,095.52

Wesfarmers Ltd.	8,621,573	311,178.40

Other securities		1,359,908	1.74

		10,312,352	13.18

Utilities — 10.19%
National Grid PLC	146,428,954	1,669,458	2.13

SSE PLC[1]	61,403,600	1,434,824	1.83

Dominion Resources, Inc.	12,966,980	684,397.88

GDF SUEZ	22,520,588	516,810.66

FirstEnergy Corp.	11,019,000	503,789.64

Duke Energy Corp.	6,209,735	407,918.52

Power Assets Holdings Ltd.	46,718,000	397,251.51

Southern Co.	7,000,000	327,880.42

Other securities		2,034,287	2.60

		7,976,614	10.19

12	Capital Income Builder

			Percent
		Value	of net
Common stocks	Shares	(000)	assets

Telecommunication services — 9.24%
AT&T Inc.	43,465,230	$1,503,462	1.92%

Verizon Communications Inc.	32,207,200	1,437,729	1.84

Singapore Telecommunications Ltd.	386,569,500	1,020,457	1.30

Vodafone Group PLC	323,021,000	877,045	1.12

CenturyLink, Inc.	21,167,496	812,409	1.04

Other securities		1,576,468	2.02

		7,227,570	9.24

Financials — 8.54%
HCP, Inc.	12,535,500	555,323.71

HSBC Holdings PLC (Hong Kong)	41,695,012	411,029.65
HSBC Holdings PLC (United Kingdom)	9,731,535	95,608

Westfield Group	39,300,683	434,886.56

Prudential PLC	29,856,089	408,810.52

Sampo Oyj, Class A	10,374,801	325,156.41

Link Real Estate Investment Trust	63,905,000	317,874.41

Fannie Mae[2]	12,458,206	3,314.00

Freddie Mac[2]	5,300,000	1,391.00

Other securities		4,131,883	5.28

		6,685,274	8.54

Health care — 8.40%
Novartis AG	30,441,000	1,832,082	2.34

Abbott Laboratories	22,000,000	1,441,440	1.84

GlaxoSmithKline PLC	48,849,000	1,092,979	1.40

Amgen Inc.	8,020,000	694,091.89

Other securities		1,511,300	1.93

		6,571,892	8.40

Energy — 6.38%
Royal Dutch Shell PLC, Class B	34,492,089	1,219,268
Royal Dutch Shell PLC, Class B (ADR)	3,306,228	233,519	2.10
Royal Dutch Shell PLC, Class A (ADR)	2,755,000	188,662

Kinder Morgan, Inc.	23,960,873	831,682	1.06

BP PLC	109,953,000	786,577	1.01

Eni SpA	21,225,988	487,239.62

Other securities		1,247,422	1.59

		4,994,369	6.38

Industrials — 4.40%
Lockheed Martin Corp.	7,318,500	685,524.88

Sydney Airport[1]	120,935,073	425,569.54

Other securities		2,335,234	2.98

		3,446,327	4.40

Consumer discretionary — 3.57%
British Sky Broadcasting Group PLC	43,521,000	497,945.64

Darden Restaurants, Inc.[1]	6,654,000	350,133.45

Other securities		1,942,005	2.48

		2,790,083	3.57

Capital Income Builder	13

		Value	Percent of
Common stocks	Shares	(000)	net assets

Materials — 2.73%
Dow Chemical Co.	15,250,000	$446,825.57%

Amcor Ltd.	42,943,530	352,163.45

Other securities		1,337,642	1.71

		2,136,630	2.73

Information technology — 2.66%
Microsoft Corp.	14,835,000	423,317.54

Quanta Computer Inc.	139,758,660	319,585.41

Other securities		1,341,863	1.71

		2,084,765	2.66

Miscellaneous — 4.30%
Other common stocks in initial period of acquisition		3,360,290	4.30

Total common stocks (cost: $50,787,106,000)		57,586,166	73.59

Preferred stocks — 0.05%

Other — 0.05%
Other securities		36,984.05

Total preferred stocks (cost: $39,737,000)		36,984.05

Convertible securities — 0.22%

Financials — 0.11%
Fannie Mae 5.375% convertible preferred 2032[2]	240	744.00

Other securities		87,762.11

		88,506.11

Other — 0.11%
Other securities		84,359.11

Total convertible securities (cost: $165,356,000)		172,865.22

	Principal amount
Bonds & notes — 23.01%	(000)

Mortgage-backed obligations[3] — 7.96%
Fannie Mae:
3.00% 2027	$322,397	339,978	5.70
3.00% 2042	317,770	333,410
3.00% 2042	320,524	341,408
0%–7.50% 2017–2047[4]	3,187,347	3,448,060

Freddie Mac:
4.50% 2042	332,290	356,173	1.23
0%–6.50% 2019–2047[4]	562,333	605,960

Other securities		805,428	1.03

		6,230,417	7.96

U.S. Treasury — 3.63%
U.S. Treasury — 3.40%
U.S. Treasury 0.25%–11.25% 2012–2040	2,200,045	2,655,607	3.40

U.S. Treasury inflation-protected securities[5] — 0.23%
U.S. Treasury Inflation-Protected Security 0.125%–2.375% 2013–2042	165,249	180,330.23

Total U.S. Treasury bonds & notes		2,835,937	3.63

Energy — 1.65%
Shell International Finance BV 1.125%–4.30% 2014–2022	30,450	32,563.04

BP Capital Markets PLC 5.25% 2013	1,665	1,746.00

Other securities		1,255,112	1.61

		1,289,421	1.65

14	Capital Income Builder

	Principal amount	Value	Percent of
Bonds & notes	(000)	(000)	net assets

Federal agency bonds & notes — 1.17%
Federal Home Loan Bank 0.28%–5.50% 2012–2017	$361,495	$375,315.48%

Freddie Mac 1.00%–5.50% 2014–2019	240,080	258,934.33

Fannie Mae 2.75%–5.375% 2012–2016	155,420	163,020.21

Other securities		120,516.15

		917,785	1.17

Telecommunication services — 1.06%
Vodafone Group PLC:
Term Loan B, 6.875% 2015[3,6,7]	55,376	57,038.10
5.625%–5.75% 2016–2017	16,925	19,922

Verizon Communications Inc. 5.50%–8.75% 2013–2018	36,000	41,605.05

Other securities		712,164.91

		830,729	1.06

Health care — 0.81%
Novartis Securities Investment Ltd. 5.125% 2019	33,750	40,718.06
Novartis Capital Corp. 2.40% 2022	3,000	3,050

GlaxoSmithKline Capital Inc. 1.50%–5.65% 2017–2022	25,516	26,696.03

Other securities		565,651.72

		636,115.81

Consumer staples — 0.59%
Altria Group, Inc. 2.85%–9.70% 2018–2022	25,662	33,248.04

Philip Morris International Inc. 1.125%–2.90% 2017–2022	22,000	22,202.03

Other securities		402,427.52

		457,877.59

Utilities — 0.50%
National Grid PLC 6.30% 2016	20,725	23,961.03

Other securities		367,736.47

		391,697.50

Other — 5.64%
Other securities		4,416,469	5.64

Total bonds & notes (cost: $16,976,266,000)		18,006,447	23.01

Short-term securities — 5.92%

U.S. Treasury Bills 0.116%–0.195% due 11/8/2012–6/27/2013	1,351,200	1,350,674	1.73

Federal Home Loan Bank 0.12%–0.21% due 11/2/2012–6/14/2013	794,200	793,886	1.01

Fannie Mae 0.125%–0.18% due 11/14/2012–8/1/2013	643,500	643,145.82

Freddie Mac 0.13%–0.17% due 11/1/2012–3/19/2013	458,360	458,242.59

Federal Farm Credit Banks 0.16%–0.22% due 12/18/2012–8/15/2013	401,000	400,625.51

Other securities		986,004	1.26

Total short-term securities (cost: $4,632,442,000)		4,632,576	5.92

Total investment securities (cost: $72,600,907,000)		80,435,038	102.79
Other assets less liabilities		(2,183,917)	(2.79)

Net assets		$78,251,121	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $2,770,376,000, which represented 3.54% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Capital Income Builder	15

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2012, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 10/31/2012 (000)
SSE PLC	50,310,211	11,093,389	—	61,403,600	$75,360	$1,434,824

Lorillard, Inc.	5,486,000	1,103,104	—	6,589,104	35,072	764,402
Lorillard Tobacco Co. 3.50% 2016	$5,000,000	—	—	$5,000,000	175	5,316
Lorillard Tobacco Co. 2.30% 2017	—	$3,845,000	$1,345,000	$2,500,000	16	2,531

Sydney Airport	101,375,073	19,560,000	—	120,935,073	105,555	425,569

Darden Restaurants, Inc.	4,141,565	2,512,435	—	6,654,000	12,376	350,133

William Hill PLC	39,536,488	3,575,000	—	43,111,488	7,022	235,151

RPM International, Inc.	8,340,000	—	—	8,340,000	7,256	222,344

CapitaCommercial Trust	129,709,300	30,000,000	—	159,709,300	8,841	205,561

Starwood Property Trust, Inc.	2,675,000	5,354,000	—	8,029,000	7,442	184,025

Siliconware Precision Industries Co., Ltd.	173,970,300	—	—	173,970,300	6,586	169,727

Ratchaburi Electricity Generating Holding PCL	94,250,000	—	—	94,250,000	6,186	166,052

Greene King PLC	14,073,299	—	—	14,073,299	5,458	134,902

Electricity Generating PCL	29,013,628	5,205,900	3,573,100	30,646,428	5,290	130,985

R.R. Donnelley & Sons Co.[8]	6,071,000	6,135,957	—	12,206,957	11,100	122,314

Hays PLC	89,975,129	—	9,600,000	80,375,129	3,333	105,710

Sunway Real Estate Investment Trust	112,985,100	61,964,900	—	174,950,000	3,578	87,877

Frasers Centrepoint Trust	47,864,000	5,600,000	—	53,464,000	3,802	85,688

Astoria Financial Corp.	6,405,000	—	—	6,405,000	2,178	64,242

CapitaRetail China Trust	43,545,000	3,145,000	—	46,690,000	—	59,712

Tesco Lotus Retail Growth Freehold and Leasehold Property Fund	—	110,000,000	—	110,000,000	467	55,269

Go-Ahead Group PLC	—	2,497,310	—	2,497,310	2,033	52,310

Cache Logistics Trust	41,000,000	—	—	41,000,000	3,015	41,343

Ekornes ASA	1,980,425	10,426	—	1,990,851	2,166	30,380

Orior AG	230,000	155,000	—	385,000	—	20,091

Elisa Oyj, Class A9	9,477,450	1,000,000	10,477,450	—	15,212	—

Fidelity National Financial, Inc.[9]	11,279,900	—	9,869,140	1,410,760	5,258	—

Koninklijke KPN NV9	41,254,549	33,843,351	75,097,900	—	47,573	—
Koninklijke KPN NV 8.375% 2030[9]	$11,140,000	—	—	$11,140,000	885	—

Link Real Estate Investment Trust[9]	117,175,000	11,730,000	65,000,000	63,905,000	14,963	—

Mapletree Industrial Trust[9]	84,753,000	—	10,030,000	74,723,000	4,715	—

VTech Holdings Ltd.[9]	13,454,000	—	1,761,600	11,692,400	9,520	—

					$412,433	$5,156,458

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $152,239,000, which represented .19% of the net assets of the fund.
[8]	This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2011; it was not publicly disclosed.
[9]	Unaffiliated issuer at 10/31/2012.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

16	Capital Income Builder

Financial statements

Statement of assets and liabilities

at October 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $68,447,149)	$75,278,580
Affiliated issuers (cost: $4,153,758)	5,156,458	$80,435,038

Cash denominated in currencies other than U.S. dollars (cost: $6,039)		6,099
Cash		709
Receivables for:
Sales of investments	845,705
Sales of fund’s shares	103,457
Dividends and interest	306,514	1,255,676

		81,697,522

Liabilities:
Payables for:
Purchases of investments	3,257,061
Repurchases of fund’s shares	134,733
Investment advisory services	13,531
Services provided by related parties	39,105
Trustees’ deferred compensation	1,102
Other	869	3,446,401

Net assets at October 31, 2012		$78,251,121

Net assets consist of:
Capital paid in on shares of beneficial interest		$80,646,848
Undistributed net investment income		66,522
Accumulated net realized loss		(10,295,375)
Net unrealized appreciation		7,833,126

Net assets at October 31, 2012		$78,251,121

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (1,483,398 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share

Class A	$58,027,151	1,099,994	$52.75
Class B	1,613,010	30,554	52.79
Class C	6,969,442	132,125	52.75
Class F-1	3,106,300	58,883	52.75
Class F-2	2,131,814	40,426	52.73
Class 529-A	1,804,965	34,226	52.74
Class 529-B	91,518	1,734	52.76
Class 529-C	610,560	11,584	52.71
Class 529-E	77,140	1,463	52.73
Class 529-F-1	54,144	1,026	52.75
Class R-1	151,240	2,869	52.72
Class R-2	720,321	13,662	52.72
Class R-3	953,233	18,075	52.74
Class R-4	451,680	8,564	52.74
Class R-5	449,269	8,514	52.77
Class R-6	1,039,334	19,699	52.76

See Notes to Financial Statements

Capital Income Builder	17

Statement of operations

for the year ended October 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $125,240; also includes $411,357 from affiliates)	$2,693,157
Interest (includes $1,076 from affiliates)	581,952	$3,275,109

Fees and expenses*:
Investment advisory services	188,207
Distribution services	254,721
Transfer agent services	86,950
Administrative services	13,392
Reports to shareholders	3,488
Registration statement and prospectus	793
Trustees’ compensation	634
Auditing and legal	237
Custodian	7,149
State and local taxes	390
Other	2,893	558,854

Net investment income		2,716,255

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $121; also includes $42,931 net loss from affiliates)	1,010,087
Forward currency contracts	(440)
Currency transactions	(8,011)	1,001,636

Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $2)	4,458,953
Forward currency contracts	306
Currency translations	(2,552)	4,456,707

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		5,458,343

Net increase in net assets resulting from operations		$8,174,598

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31
	2012	2011

Operations:
Net investment income	$2,716,255	$2,814,698
Net realized gain on investments, forward currency contracts and currency transactions	1,001,636	1,639,851
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	4,456,707	(2,335,638)

Net increase in net assets resulting from operations	8,174,598	2,118,911

Dividends paid to shareholders from net investment income	(3,082,725)	(3,134,283)

Net capital share transactions	(1,144,273)	(4,044,885)

Total increase (decrease) in net assets	3,947,600	(5,060,257)

Net assets:
Beginning of year	74,303,521	79,363,778

End of year (including undistributed net investment income: $66,522 and $187,980 respectively)	$78,251,121	$74,303,521

See Notes to Financial Statements

18	Capital Income Builder

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None

Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years

Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years

Class 529-C	None	1% for redemptions within one year of purchase	None

Class 529-E	None	None	None

Classes F-1, F-2 and 529-F-1	None	None	None

Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying

Capital Income Builder	19

financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table.

The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in

20	Capital Income Builder

markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2012 (dollars in thousands):

	Investment securities

	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer staples	$10,312,352	$—	$—	$10,312,352

Utilities	7,976,614	—	—	7,976,614

Telecommunication services	7,227,570	—	—	7,227,570

Financials	6,685,274	—	—	6,685,274

Health care	6,571,892	—	—	6,571,892

Energy	4,994,369	—	—	4,994,369

Industrials	3,446,327	—	—	3,446,327

Consumer discretionary	2,790,083	—	—	2,790,083

Materials	2,136,630	—	—	2,136,630

Information technology	2,084,765	—	—	2,084,765

Miscellaneous	3,360,290	—	—	3,360,290

Preferred stocks	2,008	34,976	—	36,984

Convertible securities	75,139	97,726	—	172,865

Bonds & notes:
Mortgage-backed obligations	—	6,230,417	—	6,230,417

Corporate bonds & notes	—	3,605,839	—	3,605,839

U.S. Treasury bonds & notes	—	2,835,937	—	2,835,937

Federal agency bonds & notes	—	917,785	—	917,785

Other	—	4,416,469	—	4,416,469

Short-term securities	—	4,632,576	—	4,632,576

Total	$57,663,313	$22,771,725	$—	$80,435,038

*Securities with a market value of $25,684,840,000, which represented 32.82% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Capital Income Builder	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of October 31, 2012, the fund did not have any open forward currency contracts.

22	Capital Income Builder

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation— Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums or discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2012, the fund reclassified $245,109,000 from accumulated net realized loss to undistributed net investment income and $97,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$721,091
Capital loss carryforward expiring 2017*	(9,602,925)

Gross unrealized appreciation on investment securities	9,902,875
Gross unrealized depreciation on investment securities	(3,420,546)
Net unrealized appreciation on investment securities	6,482,329

Cost of investment securities	73,952,709

*	Reflects the utilization of capital loss carryforward of $747,807,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Capital Income Builder	23

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31

Share class	2012	2011
Class A	$2,352,221	$2,391,742

Class B	62,736	87,578

Class C	238,478	259,907

Class F-1	119,555	119,332

Class F-2	77,197	60,683

Class 529-A	69,584	63,543

Class 529-B	3,298	4,132

Class 529-C	19,405	18,173

Class 529-E	2,822	2,631

Class 529-F-1	2,167	1,864

Class R-1	5,161	5,038

Class R-2	23,773	23,552

Class R-3	35,238	34,394

Class R-4	17,407	16,051

Class R-5	18,322	19,155

Class R-6	35,361	26,508

Total	$3,082,725	$3,134,283

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund’s monthly gross income and 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2012, the investment advisory services fee was $188,207,000, which was equivalent to an annualized rate of 0.248% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

24	Capital Income Builder

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%

Class 529-A	0.30	0.50

Classes B and 529-B	1.00	1.00

Classes C, 529-C and R-1	1.00	1.00

Class R-2	0.75	1.00

Classes 529-E and R-3	0.50	0.75

Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period November 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended October 31, 2012, the total transfer agent services fee paid under these agreements was $86,950,000, of which $84,627,000 was paid by the fund to AFS and $2,323,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period November 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended October 31, 2012, total fees paid to CRMC for performing administrative services were $13,392,000.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Capital Income Builder	25

Class-specific expenses under the agreements described on the previous page for the year ended October 31, 2012, were as follows

(dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$135,265	$65,100	$4,739	Not applicable

Class B	18,368	2,177	Not applicable	Not applicable

Class C	70,539	8,148	3,411	Not applicable

Class F-1	7,228	2,767	1,409	Not applicable

Class F-2	Not applicable	1,754	850	Not applicable

Class 529-A	3,705	1,472	835	$1,702

Class 529-B	1,001	101	49	100

Class 529-C	5,861	552	287	586

Class 529-E	368	35	37	73

Class 529-F-1	—	44	25	51

Class R-1	1,520	151	80	Not applicable

Class R-2	5,211	2,487	357	Not applicable

Class R-3	4,599	1,567	478	Not applicable

Class R-4	1,056	396	225	Not applicable

Class R-5	Not applicable	195	211	Not applicable

Class R-6	Not applicable	4	399	Not applicable

Total class-specific expenses	$254,721	$86,950	$13,392	$2,512

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $634,000, shown on the accompanying financial statements, includes $464,000 in current fees (either paid in cash or deferred) and a net increase of $170,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

26	Capital Income Builder

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2012

Class A	$5,034,937	98,920	$2,263,734	44,772	$(8,294,545)	(163,216)	$(995,874)	(19,524)

Class B	25,538	505	61,183	1,213	(701,242)	(13,819)	(614,521)	(12,101)

Class C	577,184	11,341	226,752	4,490	(1,493,919)	(29,390)	(689,983)	(13,559)

Class F-1	810,010	15,898	116,102	2,294	(744,500)	(14,656)	181,612	3,536

Class F-2	780,397	15,282	61,167	1,206	(321,434)	(6,317)	520,130	10,171

Class 529-A	246,235	4,853	69,565	1,376	(223,477)	(4,388)	92,323	1,841

Class 529-B	3,314	65	3,297	65	(32,013)	(630)	(25,402)	(500)

Class 529-C	90,948	1,795	19,398	384	(97,490)	(1,916)	12,856	263

Class 529-E	12,086	239	2,822	56	(11,842)	(233)	3,066	62

Class 529-F-1	12,770	252	2,165	42	(10,981)	(216)	3,954	78

Class R-1	27,111	534	5,145	102	(36,584)	(715)	(4,328)	(79)

Class R-2	174,024	3,425	23,745	470	(211,134)	(4,162)	(13,365)	(267)

Class R-3	243,081	4,784	35,190	696	(271,959)	(5,337)	6,312	143

Class R-4	142,154	2,788	17,390	344	(127,316)	(2,495)	32,228	637

Class R-5	85,032	1,664	18,219	360	(74,773)	(1,469)	28,478	555

Class R-6	333,653	6,455	33,765	666	(49,177)	(956)	318,241	6,165

Total net increase (decrease)	$8,598,474	168,800	$2,959,639	58,536	$(12,702,386)	(249,915)	$(1,144,273)	(22,579)

Year ended October 31, 2011
Class A	$5,677,486	113,076	$2,275,143	45,931	$(10,430,279)	(207,734)	$(2,477,650)	(48,727)

Class B	46,166	920	84,143	1,697	(1,068,787)	(21,265)	(938,478)	(18,648)

Class C	674,757	13,428	243,091	4,905	(1,830,451)	(36,460)	(912,603)	(18,127)

Class F-1	616,462	12,298	111,346	2,248	(994,694)	(19,813)	(266,886)	(5,267)

Class F-2	568,634	11,310	43,806	885	(336,575)	(6,700)	275,865	5,495

Class 529-A	271,285	5,405	63,523	1,283	(190,795)	(3,802)	144,013	2,886

Class 529-B	4,325	86	4,131	83	(38,935)	(777)	(30,479)	(608)

Class 529-C	99,849	1,990	18,168	366	(84,510)	(1,685)	33,507	671

Class 529-E	11,881	237	2,631	53	(10,714)	(215)	3,798	75

Class 529-F-1	14,065	279	1,863	38	(10,899)	(218)	5,029	99

Class R-1	29,199	579	5,004	101	(40,459)	(807)	(6,256)	(127)

Class R-2	182,148	3,631	23,514	475	(211,234)	(4,213)	(5,572)	(107)

Class R-3	225,309	4,483	34,321	693	(270,027)	(5,375)	(10,397)	(199)

Class R-4	116,154	2,314	16,016	324	(121,340)	(2,417)	10,830	221

Class R-5	98,645	1,965	19,046	384	(163,795)	(3,294)	(46,104)	(945)

Class R-6	178,211	3,529	26,506	535	(28,219)	(565)	176,498	3,499

Total net increase (decrease)	$8,814,576	175,530	$2,972,252	60,001	$(15,831,713)	(315,340)	$(4,044,885)	(79,809)

*Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $47,523,970,000 and $46,120,055,000, respectively, during the year ended October 31, 2012.

Capital Income Builder	27

Financial highlights

		Income (loss) from investment operations [1]			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return [2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers [3]	Ratio of net income to average net assets [3]
Class A:
Year ended 10/31/2012	$49.34	$1.87	$3.67	$5.54	$(2.13)	$—	$(2.13)	$52.75	11.48%	$58,027.63%		.63%	3.68%
Year ended 10/31/2011	50.05	1.87	(.49)	1.38	(2.09)	—	(2.09)	49.34	2.79	55,237.61		.61	3.73
Year ended 10/31/2010	46.41	1.77	3.81	5.58	(1.94)	—	(1.94)	50.05	12.33	58,471.62		.62	3.74
Year ended 10/31/2009	42.26	1.83	4.40	6.23	(2.08)	—	(2.08)	46.41	15.44	56,648.66		.66	4.40
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418.58		.55	4.03

Class B:
Year ended 10/31/2012	49.36	1.50	3.66	5.16	(1.73)	—	(1.73)	52.79	10.64	1,613	1.38	1.38	2.94
Year ended 10/31/2011	50.04	1.48	(.48)	1.00	(1.68)	—	(1.68)	49.36	2.02	2,106	1.38	1.38	2.94
Year ended 10/31/2010	46.39	1.41	3.80	5.21	(1.56)	—	(1.56)	50.04	11.47	3,068	1.39	1.39	2.97
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	—	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Year ended 10/31/2008	68.58	1.87	(23.58)	(21.71)	(2.21)	(2.40)	(4.61)	42.26	(33.41)	3,711	1.35	1.33	3.25

Class C:
Year ended 10/31/2012	49.34	1.47	3.66	5.13	(1.72)	—	(1.72)	52.75	10.60	6,970	1.43	1.43	2.89
Year ended 10/31/2011	50.03	1.46	(.48)	.98	(1.67)	—	(1.67)	49.34	1.98	7,187	1.43	1.43	2.91
Year ended 10/31/2010	46.39	1.38	3.80	5.18	(1.54)	—	(1.54)	50.03	11.41	8,196	1.44	1.44	2.92
Year ended 10/31/2009	42.26	1.50	4.40	5.90	(1.77)	—	(1.77)	46.39	14.54	8,323	1.47	1.47	3.59
Year ended 10/31/2008	68.58	1.84	(23.58)	(21.74)	(2.18)	(2.40)	(4.58)	42.26	(33.45)	8,609	1.40	1.38	3.21

Class F-1:
Year ended 10/31/2012	49.35	1.86	3.66	5.52	(2.12)	—	(2.12)	52.75	11.44	3,106.66		.66	3.65
Year ended 10/31/2011	50.05	1.85	(.48)	1.37	(2.07)	—	(2.07)	49.35	2.78	2,731.65		.65	3.69
Year ended 10/31/2010	46.41	1.76	3.80	5.56	(1.92)	—	(1.92)	50.05	12.31	3,034.64		.64	3.72
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	—	(2.08)	46.41	15.43	3,142.66		.66	4.43
Year ended 10/31/2008	68.58	2.29	(23.58)	(21.29)	(2.63)	(2.40)	(5.03)	42.26	(32.90)	3,701.62		.59	4.00

Class F-2:
Year ended 10/31/2012	49.32	1.98	3.67	5.65	(2.24)	—	(2.24)	52.73	11.71	2,132.41		.41	3.88
Year ended 10/31/2011	50.04	1.98	(.51)	1.47	(2.19)	—	(2.19)	49.32	3.01	1,492.41		.41	3.94
Year ended 10/31/2010	46.40	1.88	3.80	5.68	(2.04)	—	(2.04)	50.04	12.58	1,239.40		.40	3.97
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	—	(2.18)	46.40	15.68	979.42		.41	4.09
Period from 8/1/2008 to 10/31/2008[4]	54.90	.43	(12.53)	(12.10)	(.54)	—	(.54)	42.26	(22.13)	105.10		.10	.90

Class 529-A:
Year ended 10/31/2012	49.33	1.83	3.67	5.50	(2.09)	—	(2.09)	52.74	11.39	1,805.72		.72	3.59
Year ended 10/31/2011	50.04	1.84	(.50)	1.34	(2.05)	—	(2.05)	49.33	2.72	1,598.69		.69	3.66
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	—	(1.91)	50.04	12.26	1,476.68		.68	3.69
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	—	(2.06)	46.40	15.36	1,221.71		.71	4.34
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	1,011.66		.63	3.97

Class 529-B:
Year ended 10/31/2012	49.34	1.43	3.66	5.09	(1.67)	—	(1.67)	52.76	10.50	92	1.51	1.51	2.82
Year ended 10/31/2011	50.03	1.43	(.49)	.94	(1.63)	—	(1.63)	49.34	1.90	110	1.49	1.49	2.84
Year ended 10/31/2010	46.38	1.36	3.81	5.17	(1.52)	—	(1.52)	50.03	11.39	142	1.48	1.48	2.88
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	—	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Year ended 10/31/2008	68.58	1.80	(23.58)	(21.78)	(2.14)	(2.40)	(4.54)	42.26	(33.49)	131	1.47	1.44	3.15

Class 529-C:
Year ended 10/31/2012	49.31	1.43	3.66	5.09	(1.69)	—	(1.69)	52.71	10.52	611	1.50	1.50	2.81
Year ended 10/31/2011	50.01	1.44	(.49)	.95	(1.65)	—	(1.65)	49.31	1.93	558	1.48	1.48	2.86
Year ended 10/31/2010	46.38	1.37	3.79	5.16	(1.53)	—	(1.53)	50.01	11.36	533	1.48	1.48	2.90
Year ended 10/31/2009	42.26	1.47	4.41	5.88	(1.76)	—	(1.76)	46.38	14.48	460	1.52	1.52	3.53
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.49)	384	1.46	1.44	3.16

Class 529-E:
Year ended 10/31/2012	49.33	1.71	3.65	5.36	(1.96)	—	(1.96)	52.73	11.10	77.96		.96	3.35
Year ended 10/31/2011	50.04	1.70	(.50)	1.20	(1.91)	—	(1.91)	49.33	2.44	69.96		.96	3.39
Year ended 10/31/2010	46.40	1.61	3.80	5.41	(1.77)	—	(1.77)	50.04	11.94	66.97		.97	3.40
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	—	(1.95)	46.40	15.05	56	1.01	1.01	4.04
Year ended 10/31/2008	68.58	2.10	(23.58)	(21.48)	(2.44)	(2.40)	(4.84)	42.26	(33.14)	48.95		.93	3.67

28    Capital Income Builder

		Income (loss) from investment operations [1]			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers [3]	Ratio of net income to average net assets [3]

Class 529-F-1:
Year ended 10/31/2012	$49.34	$1.94	$3.67	$5.61	$(2.20)	$—	$(2.20)	$52.75	11.63%	$54.50%		.50%	3.81%
Year ended 10/31/2011	50.05	1.94	(.49)	1.45	(2.16)	—	(2.16)	49.34	2.95	47.48		.48	3.87
Year ended 10/31/2010	46.41	1.85	3.80	5.65	(2.01)	—	(2.01)	50.05	12.50	42.47		.47	3.91
Year ended 10/31/2009	42.26	1.90	4.39	6.29	(2.14)	—	(2.14)	46.41	15.60	33.51		.51	4.55
Year ended 10/31/2008	68.58	2.38	(23.58)	(21.20)	(2.72)	(2.40)	(5.12)	42.26	(32.79)	29.46		.43	4.20

Class R-1:
Year ended 10/31/2012	49.31	1.48	3.66	5.14	(1.73)	—	(1.73)	52.72	10.63	151	1.41	1.41	2.90
Year ended 10/31/2011	50.02	1.47	(.50)	.97	(1.68)	—	(1.68)	49.31	1.96	145	1.41	1.41	2.93
Year ended 10/31/2010	46.38	1.40	3.80	5.20	(1.56)	—	(1.56)	50.02	11.45	154	1.42	1.42	2.96
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	—	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26

Class R-2:
Year ended 10/31/2012	49.32	1.47	3.66	5.13	(1.73)	—	(1.73)	52.72	10.60	720	1.41	1.41	2.90
Year ended 10/31/2011	50.02	1.47	(.49)	.98	(1.68)	—	(1.68)	49.32	1.98	687	1.42	1.42	2.92
Year ended 10/31/2010	46.38	1.38	3.80	5.18	(1.54)	—	(1.54)	50.02	11.40	702	1.45	1.45	2.92
Year ended 10/31/2009	42.26	1.45	4.41	5.86	(1.74)	—	(1.74)	46.38	14.44	633	1.56	1.55	3.48
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18

Class R-3:
Year ended 10/31/2012	49.33	1.69	3.67	5.36	(1.95)	—	(1.95)	52.74	11.10	953.98		.98	3.33
Year ended 10/31/2011	50.04	1.69	(.50)	1.19	(1.90)	—	(1.90)	49.33	2.42	885.97		.97	3.37
Year ended 10/31/2010	46.40	1.60	3.80	5.40	(1.76)	—	(1.76)	50.04	11.92	907.98		.98	3.38
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	—	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664.96		.94	3.67

Class R-4:
Year ended 10/31/2012	49.33	1.86	3.66	5.52	(2.11)	—	(2.11)	52.74	11.46	452.66		.66	3.65
Year ended 10/31/2011	50.04	1.85	(.50)	1.35	(2.06)	—	(2.06)	49.33	2.74	391.66		.66	3.68
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	—	(1.91)	50.04	12.27	386.67		.67	3.70
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	—	(2.07)	46.40	15.39	347.70		.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240.65		.63	3.99

Class R-5:
Year ended 10/31/2012	49.35	2.01	3.67	5.68	(2.26)	—	(2.26)	52.77	11.79	449.36		.36	3.94
Year ended 10/31/2011	50.06	2.00	(.50)	1.50	(2.21)	—	(2.21)	49.35	3.05	393.37		.37	3.98
Year ended 10/31/2010	46.42	1.90	3.79	5.69	(2.05)	—	(2.05)	50.06	12.60	446.37		.37	4.00
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	—	(2.17)	46.42	15.72	376.40		.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717.36		.34	4.28

Class R-6:
Year ended 10/31/2012	49.35	2.02	3.68	5.70	(2.29)	—	(2.29)	52.76	11.83	1,039.32		.32	3.96
Year ended 10/31/2011	50.06	2.04	(.51)	1.53	(2.24)	—	(2.24)	49.35	3.11	668.32		.32	4.06
Year ended 10/31/2010	46.42	1.93	3.78	5.71	(2.07)	—	(2.07)	50.06	12.66	502.32		.32	4.08
Six months ended 10/31/2009[4]	39.83	1.00	6.55	7.55	(.96)	—	(.96)	46.42	19.10	318	.36[5]	.36[5]	4.53[5]

	Year ended October 31
	2012	2011	2010	2009	2008

Portfolio turnover rate for all share classes	68%	47%	42%	43%	30%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

Capital Income Builder	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 11, 2012

30	Capital Income Builder

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2012, through October 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital Income Builder	31

	Beginning account value 5/1/2012	Ending account value 10/31/2012	Expenses paid during period*	Annualized expense ratio

Class A — actual return	$1,000.00	$1,040.23	$3.18	.62%
Class A — assumed 5% return	1,000.00	1,022.02	3.15	.62

Class B — actual return	1,000.00	1,036.32	7.06	1.38
Class B — assumed 5% return	1,000.00	1,018.20	7.00	1.38

Class C — actual return	1,000.00	1,036.06	7.32	1.43
Class C — assumed 5% return	1,000.00	1,017.95	7.25	1.43

Class F-1 — actual return	1,000.00	1,039.97	3.38	.66
Class F-1 — assumed 5% return	1,000.00	1,021.82	3.35	.66

Class F-2 — actual return	1,000.00	1,041.15	2.10	.41
Class F-2 — assumed 5% return	1,000.00	1,023.08	2.08	.41

Class 529-A — actual return	1,000.00	1,039.72	3.64	.71
Class 529-A — assumed 5% return	1,000.00	1,021.57	3.61	.71

Class 529-B — actual return	1,000.00	1,035.57	7.73	1.51
Class 529-B — assumed 5% return	1,000.00	1,017.55	7.66	1.51

Class 529-C — actual return	1,000.00	1,035.75	7.68	1.50
Class 529-C — assumed 5% return	1,000.00	1,017.60	7.61	1.50

Class 529-E — actual return	1,000.00	1,038.52	4.92	.96
Class 529-E — assumed 5% return	1,000.00	1,020.31	4.88	.96

Class 529-F-1 — actual return	1,000.00	1,040.86	2.57	.50
Class 529-F-1 — assumed 5% return	1,000.00	1,022.62	2.54	.50

Class R-1 — actual return	1,000.00	1,036.21	7.27	1.42
Class R-1 — assumed 5% return	1,000.00	1,018.00	7.20	1.42

Class R-2 — actual return	1,000.00	1,035.95	7.22	1.41
Class R-2 — assumed 5% return	1,000.00	1,018.05	7.15	1.41

Class R-3 — actual return	1,000.00	1,038.40	5.07	.99
Class R-3 — assumed 5% return	1,000.00	1,020.16	5.03	.99

Class R-4 — actual return	1,000.00	1,040.03	3.44	.67
Class R-4 — assumed 5% return	1,000.00	1,021.77	3.40	.67

Class R-5 — actual return	1,000.00	1,041.57	1.85	.36
Class R-5 — assumed 5% return	1,000.00	1,023.33	1.83	.36

Class R-6 — actual return	1,000.00	1,041.85	1.59	.31
Class R-6 — assumed 5% return	1,000.00	1,023.58	1.58	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2012:

Qualified dividend income	$2,680,835,000

Corporate dividends received deduction	$1,166,351,000

U.S. government income that may be exempt from state taxation	$141,550,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

32	Capital Income Builder

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the fund in light of its primary objectives of providing a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years and its secondary objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital Income Builder	33

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2012 (the most recent calendar quarter-end):

	1 year	5 years	10 years/ Life of class[1]
Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	11.69%	–0.46%	7.60%
Not reflecting CDSC	16.69	–0.14	7.60

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	15.64	–0.19	7.37
Not reflecting CDSC	16.64	–0.19	7.37

Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	17.55	0.61	8.20

Class F-2 shares[3] — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	17.83	—	3.84

Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	10.73	–0.62	7.54
Not reflecting maximum sales charge	17.48	0.56	8.18

Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	11.56	–0.57	7.46
Not reflecting CDSC	16.56	–0.24	7.46

Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	15.57	–0.23	7.30
Not reflecting CDSC	16.57	–0.23	7.30

Class 529-E shares[3,4]	17.19	0.28	7.85

Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	17.70	0.77	8.30

1 Applicable to Class F-2 shares only. All other share classes reflect 10-year results.

2 These shares are not available for purchase.

3 These shares are sold without any initial or contingent deferred sales charge.

4 Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

34	Capital Income Builder

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
Joseph C. Berenato, 66	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	None

Robert J. Denison, 71	2005	Chair, First Security Management (private investment)	6	None

Mary Anne Dolan, 65	2010	Founder and President, MAD Ink (communications company)	10	None

R. Clark Hooper, 66	2010	Private investor	67	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Koichi Itoh, 72	2005	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None

Merit E. Janow, 54 Chairman of the Board (Independent and Non-Executive)	2001	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	64	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Leonade D. Jones, 65	2010	Retired; former Treasurer, The Washington Post Company	9	None

Robert J. O’Neill, Ph.D., 76	1992	Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Fellow of the Australian Institute of International Affairs; former Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft center in Australia); former Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney; former Planning Director and acting CEO, United States Studies Centre, University of Sydney; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney	3	None

Stefanie Powers, 70	1989—1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None

Christopher E. Stone, 56	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Steadman Upham, Ph.D., 63	2001	President and University Professor, The University of Tulsa	64	None

Gail L. Neale, a trustee of the fund since 1987, has retired from the board. The trustees thank Ms. Neale for her dedication and service to the fund.

“Interested” trustees[5,6]

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
James B. Lovelace, 56 Vice Chairman of the Board	1992	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company	2	None

Joyce E. Gordon, 56 President	1996	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	2	None

See page 36 for footnotes.

Capital Income Builder	35

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers[6]

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 47 Senior Vice President	2006	Senior Vice President — Fixed Income, Capital Research and Management Company; Vice President, Capital Guardian Trust Company[7]

David M. Riley, 45 Senior Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company

Michael J. Thawley, 62 Senior Vice President	2007	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.;[7] former Australian Ambassador to the United States

Bradley J. Vogt, 47 Senior Vice President	2010	Director, Capital Research and Management Company; Chairman, Capital Research Company;[7] Senior Vice President — Capital Research Global Investors, Capital Research Company;[7] Director, American Funds Distributors, Inc.[7]

M. Taylor Hinshaw, 39 Vice President	2010	Vice President — Capital Research Global Investors, Capital Research Company[7]

Donald H. Rolfe, 40 Vice President	2008	Chief Compliance Officer, Capital Research Company;[7] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company

Kristian Stromsoe, 40 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Vincent P. Corti, 56 Secretary	1987	Vice President — Fund Business Management Group, Capital Research and Management Company

Neal F. Wellons, 41 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

Tanya Schneider, 40 Assistant Secretary	2008	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Jeffrey P. Regal, 41 Assistant Treasurer	2001	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, with the exception of M. Taylor Hinshaw, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	Capital Income Builder

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2012, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1] As of 12/31/11.
[2] Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3] Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

■	Growth funds
AMCAP Fund® EuroPacific Growth Fund®
The Growth Fund of America® The New Economy Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund®

■	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund® Fundamental InvestorsSM
International Growth and Income FundSM The Investment Company of America® Washington Mutual Investors FundSM

■	Equity-income funds
Capital Income Builder® The Income Fund of America®

■	Balanced funds
American Balanced Fund®
American Funds Global Balanced Fund SM

■	Bond funds
American Funds Mortgage Fund® American High-Income Trust® The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America® Short-Term Bond Fund of America® U.S. Government Securities Fund®

■	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

■	Money market fund
American Funds Money Market Fund®

■	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

■	American Funds Target Date Retirement Series®

■	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$110,000
2012	$127,000

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$8,000
2012	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$20,000
2012	$1,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $29,000 for fiscal year 2011 and $2,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital Income Builder®
Investment portfolio

October 31, 2012

		Value
Common stocks — 73.59%	Shares	(000)

CONSUMER STAPLES — 13.18%
Philip Morris International Inc.	34,048,800	$ 3,015,362
Altria Group, Inc.	68,828,100	2,188,734
Lorillard, Inc.[1]	6,589,104	764,402
British American Tobacco PLC	13,420,897	664,791
Reynolds American Inc.	15,165,000	631,471
PepsiCo, Inc.	7,957,000	550,943
Nestlé SA	6,610,000	419,468
Diageo PLC	14,209,300	406,095
Wesfarmers Ltd.	8,621,573	311,178
Mondelez International, Inc.	10,964,000	290,985
Kimberly-Clark Corp.	3,000,000	250,350
Coca-Cola Co.	3,984,800	148,155
ConAgra Foods, Inc.	5,260,000	146,438
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	3,316,200	135,268
Treasury Wine Estates Ltd.	24,561,470	125,950
Kellogg Co.	2,136,000	111,756
Imperial Tobacco Group PLC	1,047,396	39,551
Koninklijke Ahold NV	2,975,000	37,878
Philip Morris CR as	42,500	22,771
Hillshire Brands Co.	791,382	20,584
Orior AG1	385,000	20,091
Axfood AB	273,609	10,131
		10,312,352

UTILITIES — 10.19%
National Grid PLC	146,428,954	1,669,458
SSE PLC[1]	61,403,600	1,434,824
Dominion Resources, Inc.	12,966,980	684,397
GDF SUEZ	22,520,588	516,810
FirstEnergy Corp.	11,019,000	503,789
Duke Energy Corp.	6,209,735	407,918
Power Assets Holdings Ltd.	46,718,000	397,251
Southern Co.	7,000,000	327,880
PG&E Corp.	5,930,000	252,144
CEZ, a s	6,198,000	228,514
Exelon Corp.	6,170,000	220,763
Public Service Enterprise Group Inc.	6,027,600	193,124
DTE Energy Co.	2,750,000	170,775
Ratchaburi Electricity Generating Holding PCL[1]	94,250,000	166,052
Xcel Energy Inc.	5,516,000	155,827
NextEra Energy, Inc.	2,000,000	140,120
Electricity Generating PCL[1]	30,646,428	130,985
PT Perusahaan Gas Negara (Persero) Tbk	215,000,000	104,086
SUEZ Environnement Co.	5,760,899	61,177
		Value
Common stocks	Shares	(000)

UTILITIES (continued)
AES Tietê SA, ordinary nominative	4,241,300	$ 40,386
AES Tietê SA, preferred nominative	1,740,000	19,764
Entergy Corp.	752,500	54,616
PPL Corp.	1,000,000	29,580
Cia. Energética de Minas Gerais — CEMIG, preferred nominative (ADR)	2,262,500	27,127
EDP — Energias do Brasil SA	4,020,000	25,137
Ameren Corp.	429,120	14,110
		7,976,614

TELECOMMUNICATION SERVICES — 9.24%
AT&T Inc.	43,465,230	1,503,462
Verizon Communications Inc.	32,207,200	1,437,729
Singapore Telecommunications Ltd.	386,569,500	1,020,457
Vodafone Group PLC	323,021,000	877,045
CenturyLink, Inc.	21,167,496	812,409
TeliaSonera AB	36,341,277	239,265
OJSC Mobile TeleSystems (ADR)	12,679,654	217,329
Telefónica Czech Republic, AS	9,955,562	198,288
Advanced Info Service PCL	24,369,600	157,031
Belgacom SA	5,030,800	147,041
BCE Inc. (CAD denominated)	2,395,000	104,697
BCE Inc.	700,000	30,562
Türk Telekomünikasyon AS, Class D	33,782,000	131,924
MTN Group Ltd.	5,156,000	92,968
Philippine Long Distance Telephone Co.	1,436,250	92,391
Hutchison Telecommunications Hong Kong Holdings Ltd.	177,576,000	73,780
France Télécom SA	3,055,000	34,062
KT Corp. (ADR)	1,593,700	27,013
América Móvil, SAB de CV, Series L (ADR)	810,000	20,485
Bezeq — The Israel Telecommunication Corp. Ltd.	7,898,044	9,632
		7,227,570

FINANCIALS — 8.54%
HCP, Inc.	12,535,500	555,323
HSBC Holdings PLC (Hong Kong)	41,695,012	411,029
HSBC Holdings PLC (United Kingdom)	9,731,535	95,608
Westfield Group	39,300,683	434,886
Prudential PLC	29,856,089	408,810
Sampo Oyj, Class A	10,374,801	325,156
Link Real Estate Investment Trust	63,905,000	317,874
Westpac Banking Corp.	10,176,077	269,469
Royal Bank of Canada	4,549,511	259,373
NYSE Euronext	8,909,090	220,589
Bank of Nova Scotia	3,847,200	208,972
CapitaCommercial Trust[1]	159,709,300	205,561
China Construction Bank Corp., Class H	246,495,360	185,745
Starwood Property Trust, Inc.[1]	8,029,000	184,025
Bank of China Ltd., Class H	430,590,000	177,235
Hudson City Bancorp, Inc.	19,845,000	168,385
BNP Paribas SA	3,272,729	164,630
Industrial and Commercial Bank of China Ltd., Class H	240,418,260	159,140
Canadian Imperial Bank of Commerce (CIBC)	2,000,000	157,317
Ascendas Real Estate Investment Trust	79,480,000	153,773
Digital Realty Trust, Inc.	2,299,855	141,280
Banco Santander (Brasil) SA, units	8,576,700	58,908
Banco Santander (Brasil) SA, units (ADR)	7,424,875	50,489
Arthur J. Gallagher & Co.	2,749,089	97,428
Itaú Unibanco Holding SA, preferred nominative	6,290,000	91,979
Sunway Real Estate Investment Trust[1]	174,950,000	87,877
Mapletree Industrial Trust	74,723,000	85,762
		Value
Common stocks	Shares	(000)

FINANCIALS (continued)
Frasers Centrepoint Trust[1]	53,464,000	$ 85,688
Credit Suisse Group AG	3,596,320	83,372
CapitaMall Trust	45,642,210	78,952
Banco Bilbao Vizcaya Argentaria, SA	8,831,398	73,683
Banco Bradesco SA, preferred nominative	4,123,373	64,965
Astoria Financial Corp.[1]	6,405,000	64,242
Old Republic International Corp.	6,291,200	62,157
CapitaRetail China Trust[1]	46,690,000	59,712
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund[1]	110,000,000	55,269
Hang Seng Bank Ltd.	3,560,000	54,663
Champion Real Estate Investment Trust	92,611,638	43,497
Equity Residential, shares of beneficial interest	750,500	43,086
Cache Logistics Trust[1]	41,000,000	41,343
K-REIT Asia	35,634,700	34,764
Westfield Retail Trust, units	10,199,334	32,821
Fidelity National Financial, Inc.	1,410,760	30,204
CDL Hospitality Trusts	16,985,500	26,945
Ascott Residence Trust	23,302,000	24,357
Parkway Life Real Estate Investment Trust	8,300,000	13,881
Société Générale[2]	376,945	11,982
United Bankshares, Inc.	500,000	11,915
New York Community Bancorp, Inc.	465,246	6,448
Fannie Mae[2]	12,458,206	3,314
Freddie Mac[2]	5,300,000	1,391
		6,685,274

HEALTH CARE — 8.40%
Novartis AG	30,441,000	1,832,082
Abbott Laboratories	22,000,000	1,441,440
GlaxoSmithKline PLC	48,849,000	1,092,979
Amgen Inc.	8,020,000	694,091
Merck & Co., Inc.	6,436,000	293,675
Bayer AG	2,881,000	250,901
Johnson & Johnson	3,000,000	212,460
Pfizer Inc	8,454,500	210,263
Sonic Healthcare Ltd.	14,481,270	195,420
Bristol-Myers Squibb Co.	5,000,000	166,250
Orion Oyj, Class B	6,289,699	155,548
St.Shine Optical Co. Ltd.	1,180,000	15,390
Oriola-KD Oyj, Class B	4,205,677	11,393
		6,571,892

ENERGY — 6.38%
Royal Dutch Shell PLC, Class B	34,492,089	1,219,268
Royal Dutch Shell PLC, Class B (ADR)	3,306,228	233,519
Royal Dutch Shell PLC, Class A (ADR)	2,755,000	188,662
Kinder Morgan, Inc.	23,960,873	831,682
BP PLC	109,953,000	786,577
Eni SpA	21,225,988	487,239
Chevron Corp.	2,302,500	253,758
ConocoPhillips	3,654,600	211,419
Husky Energy Inc.	7,021,800	190,177
Sasol Ltd.	4,333,670	184,929
TOTAL SA	2,634,000	132,534
TOTAL SA (ADR)	600,000	30,240
Enbridge Inc.	3,700,000	147,222
Spectra Energy Corp	2,783,220	80,352
Woodside Petroleum Ltd.	470,230	16,791
		4,994,369

		Value
Common stocks	Shares	(000)

INDUSTRIALS — 4.40%
Lockheed Martin Corp.	7,318,500	$ 685,524
Sydney Airport[1]	120,935,073	425,569
Waste Management, Inc.	8,600,000	281,564
Singapore Technologies Engineering Ltd	91,974,000	265,411
General Electric Co.	12,000,000	252,720
Hutchison Port Holdings Trust	323,819,000	252,579
BAE Systems PLC	43,836,335	220,853
R.R. Donnelley & Sons Co.[1]	12,206,957	122,314
Hays PLC[1]	80,375,129	105,710
Atlas Copco AB, Class B	3,837,500	84,064
Atlas Copco AB, Class A	656,192	16,135
Schneider Electric SA	1,315,000	82,214
SMRT Corp. Ltd.	51,160,000	72,768
Hopewell Highway Infrastructure Ltd.	133,268,430	71,019
Emerson Electric Co.	1,280,000	61,990
SATS Ltd.	24,526,000	56,097
Go-Ahead Group PLC[1]	2,497,310	52,310
Securitas AB, Class B	5,873,565	42,717
Uponor Oyj	3,654,768	41,213
Geberit AG	171,319	35,320
IMI PLC	2,125,000	32,732
United Parcel Service, Inc., Class B	440,000	32,230
BELIMO Holding AG	18,215	32,076
Sandvik AB	2,299,922	31,900
SIA Engineering Co. Ltd.	8,617,000	29,670
United Technologies Corp.	242,000	18,915
Watsco, Inc.	228,000	15,584
Steelcase Inc., Class A	1,317,000	13,183
AB SKF, Class B	530,000	11,946
		3,446,327

CONSUMER DISCRETIONARY — 3.57%
British Sky Broadcasting Group PLC	43,521,000	497,945
Darden Restaurants, Inc.[1]	6,654,000	350,133
William Hill PLC[1]	43,111,488	235,151
Li & Fung Ltd.	127,768,000	214,319
Home Depot, Inc.	3,429,900	210,527
Garmin Ltd.	5,343,672	203,006
Daimler AG	3,672,400	171,478
Greene King PLC[1]	14,073,299	134,902
Mattel, Inc.	3,500,000	128,730
Kingfisher PLC	18,845,000	88,040
SES SA, Class A (FDR)	2,800,000	77,484
Genuine Parts Co.	1,160,000	72,593
Intercontinental Hotels Group PLC	2,251,529	55,591
Leggett & Platt, Inc.	1,868,700	49,577
WPP PLC	3,775,000	48,705
Halfords Group PLC	8,399,000	46,842
Stella International Holdings Ltd.	17,604,000	46,338
Ekornes ASA[1]	1,990,851	30,380
Headlam Group PLC	3,808,547	19,637
mobilezone holding ag, non-registered shares	1,785,000	18,688
Marks and Spencer Group PLC	2,880,000	18,302
Café de Coral Holdings Ltd.	6,000,000	17,768
Bijou Brigitte modische Accessoires AG	233,795	16,312
TAKKT AG	1,023,877	13,142
Aristocrat Leisure Ltd.	3,791,027	11,097
Darty PLC	8,735,985	7,577
OPAP SA	910,595	5,819
		2,790,083

		Value
Common stocks	Shares	(000)

MATERIALS — 2.73%
Dow Chemical Co.	15,250,000	$ 446,825
Amcor Ltd.	42,943,530	352,163
CRH PLC	12,528,309	233,186
RPM International, Inc.[1]	8,340,000	222,344
Israel Chemicals Ltd.	13,793,383	172,610
Koninklijke DSM NV	3,271,000	167,956
E.I. du Pont de Nemours and Co.	3,000,000	133,560
Fletcher Building Ltd.	21,176,596	122,606
Air Products and Chemicals, Inc.	1,500,000	116,295
Formosa Plastics Corp.	23,933,000	65,214
Formosa Chemicals & Fibre Corp.	17,970,000	42,568
Akzo Nobel NV	600,000	32,640
Symrise AG	385,000	13,840
Rautaruukki Oyj	1,431,029	9,059
voestalpine AG	183,000	5,764
		2,136,630

INFORMATION TECHNOLOGY — 2.66%
Microsoft Corp.	14,835,000	423,317
Quanta Computer Inc.	139,758,660	319,585
Delta Electronics, Inc.	83,693,233	285,925
Maxim Integrated Products, Inc.	8,290,700	228,202
Siliconware Precision Industries Co., Ltd.[1]	173,970,300	169,727
VTech Holdings Ltd.	11,692,400	138,875
Analog Devices, Inc.	3,451,200	134,976
Playtech Ltd.	10,202,254	69,741
Playtech Ltd.[3]	2,300,000	15,723
Xilinx, Inc.	2,589,100	84,819
Taiwan Semiconductor Manufacturing Co. Ltd.	20,385,000	61,896
Compal Electronics, Inc.	67,448,183	42,483
Neopost SA	733,281	40,142
MediaTek Inc.	3,229,418	35,873
Kingboard Laminates Holdings Ltd.	54,275,500	23,111
HTC Corp.	1,435,700	10,370
		2,084,765

MISCELLANEOUS — 4.30%
Other common stocks in initial period of acquisition		3,360,290

Total common stocks (cost: $50,787,106,000)		57,586,166

Preferred stocks — 0.05%

UTILITIES — 0.03%
Southern Co. 5.625%	800,000	20,450

FINANCIALS — 0.02%
CoBank, ACB, Class E, noncumulative[3]	13,000	8,845
HSBC Holdings PLC, Series 2, 8.00%	200,000	5,681
		14,526

INDUSTRIALS — 0.00%
General Electric Co. PINES 5.50%	76,200	2,008

Total preferred stocks (cost: $39,737,000)		36,984

	Shares or	Value
Convertible securities — 0.22%	principal amount	(000)

FINANCIALS — 0.11%
Credit Suisse Group AG 4.00% convertible notes 2013	CHF47,155,000	$ 67,697
Bank of America Corp., Series L, 7.25% convertible preferred	18,000	20,065
Fannie Mae 5.375% convertible preferred 2032[2]	240	744
		88,506

UTILITIES — 0.07%
PPL Corp. 9.50% convertible preferred 2013, units	1,000,000	54,330

CONSUMER STAPLES — 0.02%
Universal Corp. 6.75% convertible preferred	16,000	18,290

INDUSTRIALS — 0.02%
United Continental Holdings, Inc. 6.00% convertible preferred 2030	347,000	11,739

Total convertible securities (cost: $165,356,000)		172,865

	Principal amount
Bonds & notes — 23.01%	(000)

MORTGAGE-BACKED OBLIGATIONS[4] — 7.96%
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	$2,598	2,771
Fannie Mae 4.50% 2019	6,410	6,898
Fannie Mae 5.50% 2019	865	933
Fannie Mae 4.50% 2020	2,597	2,795
Fannie Mae 5.50% 2020	2,299	2,478
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021	10,861	11,468
Fannie Mae 6.00% 2021	2,528	2,830
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	3,761	3,811
Fannie Mae 5.00% 2023	4,081	4,449
Fannie Mae 4.00% 2024	9,934	10,600
Fannie Mae 4.50% 2024	26,871	28,961
Fannie Mae 4.50% 2024	6,179	6,660
Fannie Mae 6.00% 2024	6,717	7,504
Fannie Mae 6.00% 2024	59	65
Fannie Mae 3.50% 2025	16,128	17,121
Fannie Mae 3.50% 2026	51,653	54,835
Fannie Mae 6.00% 2026	26,876	30,070
Fannie Mae 6.00% 2026	2,907	3,251
Fannie Mae 2.50% 2027	126,860	132,470
Fannie Mae 2.50% 2027	123,432	129,295
Fannie Mae 2.50% 2027	108,150	113,135
Fannie Mae 2.50% 2027	249	261
Fannie Mae 3.00% 2027	322,397	339,978
Fannie Mae 3.00% 2027	67,871	71,653
Fannie Mae 3.50% 2027	120,265	127,594
Fannie Mae 6.00% 2027	49,565	55,427
Fannie Mae 6.00% 2028	1,998	2,240
Fannie Mae 6.00% 2028	1,344	1,505
Fannie Mae 6.00% 2028	1,112	1,248
Fannie Mae 6.00% 2028	1,087	1,219
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	1,325	1,504
Fannie Mae 5.50% 2033	1,409	1,563
Fannie Mae 5.00% 2035	39,216	43,101
Fannie Mae 5.00% 2035	2,624	2,865
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	7,139	8,097
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	6,973	6,734
	Principal amount	Value
Bonds & notes	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[4] (continued)
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	$ 5,074	$ 4,843
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	1,044	950
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,023	929
Fannie Mae, Series 2006-65, Class PF, 0.491% 2036[5]	6,527	6,543
Fannie Mae 5.00% 2036	43,193	47,304
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	10,439	11,625
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	35,873	40,485
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	27,622	30,833
Fannie Mae 6.00% 2036	23,555	26,276
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	20,830	23,494
Fannie Mae 6.00% 2036	16,943	18,900
Fannie Mae 6.00% 2036	12,291	13,699
Fannie Mae 6.00% 2036	10,467	11,676
Fannie Mae 6.00% 2036	4,860	5,421
Fannie Mae 6.50% 2036	577	661
Fannie Mae 7.00% 2036	993	1,112
Fannie Mae 7.50% 2036	206	236
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037	45,353	50,130
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	29,070	32,240
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	9,360	10,365
Fannie Mae 5.50% 2037	1,416	1,572
Fannie Mae 6.00% 2037	8,132	9,061
Fannie Mae 6.00% 2037	4,327	4,808
Fannie Mae 6.50% 2037	9,111	10,269
Fannie Mae 6.50% 2037	1,447	1,644
Fannie Mae 6.50% 2037	1,046	1,179
Fannie Mae 6.50% 2037	1,014	1,141
Fannie Mae 6.50% 2037	624	702
Fannie Mae 7.00% 2037	15,275	17,437
Fannie Mae 7.00% 2037	885	1,011
Fannie Mae 7.50% 2037	2,369	2,705
Fannie Mae 7.50% 2037	753	860
Fannie Mae 7.50% 2037	555	640
Fannie Mae 7.50% 2037	419	479
Fannie Mae 7.50% 2037	119	136
Fannie Mae 5.106% 2038[5]	5,901	6,324
Fannie Mae 5.32% 2038[5]	7,352	7,851
Fannie Mae 5.367% 2038[5]	668	716
Fannie Mae 5.50% 2038	15,279	16,772
Fannie Mae 5.50% 2038	11,434	12,551
Fannie Mae 5.50% 2038	5,737	6,298
Fannie Mae 5.50% 2038	4,257	4,668
Fannie Mae 5.50% 2038	2,710	2,975
Fannie Mae 5.50% 2038	1,947	2,135
Fannie Mae 6.00% 2038	77,821	86,465
Fannie Mae 6.00% 2038	32,720	36,369
Fannie Mae 6.00% 2038	22,397	25,226
Fannie Mae 6.00% 2038	21,956	24,320
Fannie Mae 6.00% 2038	6,937	7,708
Fannie Mae 6.00% 2038	5,649	6,264
Fannie Mae 6.00% 2038	312	347
Fannie Mae 7.00% 2038	457	521
Fannie Mae 3.518% 2039[5]	7,687	8,044
Fannie Mae 3.557% 2039[5]	4,918	5,128
Fannie Mae 3.618% 2039[5]	7,866	8,241
Fannie Mae 3.708% 2039[5]	3,366	3,509
Fannie Mae 3.708% 2039[5]	2,499	2,631
Fannie Mae 3.745% 2039[5]	8,089	8,480
Fannie Mae 3.774% 2039[5]	4,293	4,579
Fannie Mae 3.814% 2039[5]	4,460	4,693
	Principal amount	Value
Bonds & notes	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[4] (continued)
Fannie Mae 3.89% 2039[5]	$ 1,824	$ 1,913
Fannie Mae 3.897% 2039[5]	6,914	7,287
Fannie Mae 3.941% 2039[5]	4,247	4,456
Fannie Mae 3.957% 2039[5]	1,339	1,406
Fannie Mae 5.50% 2039	1,706	1,874
Fannie Mae 6.00% 2039	50,823	56,468
Fannie Mae 6.00% 2039	11,030	12,255
Fannie Mae 4.00% 2040	5,759	6,177
Fannie Mae 4.169% 2040[5]	6,369	6,798
Fannie Mae 4.401% 2040[5]	8,678	9,276
Fannie Mae 4.50% 2040	566	632
Fannie Mae 4.50% 2040	511	569
Fannie Mae 5.00% 2040	5,600	6,355
Fannie Mae 5.00% 2040	3,909	4,436
Fannie Mae 6.00% 2040	37,325	41,432
Fannie Mae 6.00% 2040	13,362	14,846
Fannie Mae 3.50% 2041	8,084	8,679
Fannie Mae 3.585% 2041[5]	2,934	3,112
Fannie Mae 3.76% 2041[5]	7,435	7,920
Fannie Mae 4.00% 2041	257,938	276,731
Fannie Mae 4.00% 2041	45,013	48,279
Fannie Mae 4.00% 2041	35,594	39,066
Fannie Mae 4.00% 2041	20,252	21,727
Fannie Mae 4.00% 2041	15,686	16,829
Fannie Mae 4.00% 2041	12,851	13,788
Fannie Mae 4.00% 2041	7,273	7,803
Fannie Mae 4.00% 2041	6,008	6,570
Fannie Mae 4.00% 2041	5,398	5,792
Fannie Mae 4.00% 2041	5,012	5,375
Fannie Mae 4.50% 2041	24,228	26,270
Fannie Mae 4.50% 2041	21,530	23,991
Fannie Mae 4.50% 2041	12,942	14,033
Fannie Mae 4.50% 2041	8,215	8,907
Fannie Mae 4.50% 2041	1,547	1,724
Fannie Mae 5.00% 2041	19,941	22,629
Fannie Mae 5.00% 2041	9,249	10,496
Fannie Mae 5.00% 2041	6,233	7,073
Fannie Mae 5.00% 2041	5,864	6,578
Fannie Mae 5.00% 2041	5,795	6,577
Fannie Mae 5.00% 2041	5,351	6,073
Fannie Mae 5.00% 2041	4,707	5,341
Fannie Mae 5.00% 2041	3,548	4,010
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	189	216
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	167	199
Fannie Mae 3.00% 2042	317,770	333,410
Fannie Mae 3.50% 2042	320,524	341,408
Fannie Mae 3.50% 2042	113,163	120,709
Fannie Mae 3.50% 2042	49,802	53,342
Fannie Mae 3.50% 2042	49,314	53,003
Fannie Mae 3.50% 2042	33,570	35,809
Fannie Mae 3.50% 2042	12,331	13,153
Fannie Mae 3.50% 2042	11,797	12,680
Fannie Mae 3.50% 2042	11,807	12,627
Fannie Mae 3.50% 2042	10,805	11,556
Fannie Mae 4.00% 2042	224,599	243,490
Fannie Mae 4.00% 2042	86,848	93,175
Fannie Mae 4.00% 2042	82,726	88,607
Fannie Mae 4.00% 2042	66,874	72,498
Fannie Mae 4.00% 2042	45,510	48,826
Fannie Mae 4.00% 2042	25,102	27,214
	Principal amount	Value
Bonds & notes	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[4] (continued)
Fannie Mae 4.50% 2042	$ 35,133	$ 37,911
Fannie Mae 5.50% 2042	121,580	133,301
Fannie Mae 6.00% 2042	23,250	25,768
Fannie Mae 7.00% 2047	743	831
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,778
Freddie Mac 5.50% 2019	2,821	3,026
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022	20,110	20,719
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022	41,420	42,658
Freddie Mac, Series 2642, Class BL, 3.50% 2023	2,531	2,633
Freddie Mac, Series 2626, Class NG, 3.50% 2023	1,023	1,054
Freddie Mac 5.50% 2023	5,086	5,514
Freddie Mac, Series 1617, Class PM, 6.50% 2023	1,498	1,684
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	2,325	2,131
Freddie Mac 6.00% 2026	7,383	8,261
Freddie Mac 6.00% 2026	6,030	6,744
Freddie Mac 5.50% 2027	12,340	13,409
Freddie Mac 6.50% 2027	8,424	9,471
Freddie Mac, Series 2153, Class GG, 6.00% 2029	2,818	3,166
Freddie Mac, Series 2122, Class QM, 6.25% 2029	5,011	5,654
Freddie Mac 6.50% 2032	1,409	1,603
Freddie Mac, Series 3061, Class PN, 5.50% 2035	9,610	10,647
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	10,898	10,441
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	6,363	5,668
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	2,772	2,591
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	2,714	2,584
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	2,430	2,319
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	1,497	1,432
Freddie Mac, Series 3156, Class NG, 6.00% 2036	27,540	31,093
Freddie Mac, Series 3286, Class JN, 5.50% 2037	15,837	17,501
Freddie Mac 5.664% 2037[5]	4,802	5,099
Freddie Mac, Series 3271, Class OA, 6.00% 2037	17,944	20,308
Freddie Mac 3.924% 2038[5]	3,970	4,206
Freddie Mac 4.981% 2038[5]	4,271	4,561
Freddie Mac 5.00% 2038	5,785	6,306
Freddie Mac 5.00% 2038	1,244	1,359
Freddie Mac 5.00% 2038	1,013	1,104
Freddie Mac 5.00% 2038	28	30
Freddie Mac 5.50% 2038	61,606	66,984
Freddie Mac 5.50% 2038	22,183	24,140
Freddie Mac 3.625% 2039[5]	1,990	2,112
Freddie Mac 5.00% 2039	43,540	47,126
Freddie Mac 5.50% 2039	69,262	75,372
Freddie Mac 5.50% 2039	6,811	7,405
Freddie Mac 6.00% 2040	676	744
Freddie Mac 4.50% 2041	67,130	72,383
Freddie Mac 4.50% 2041	10,348	11,158
Freddie Mac 5.00% 2041	2,142	2,426
Freddie Mac 5.00% 2041	971	1,085
Freddie Mac 5.50% 2041	32,735	35,623
Freddie Mac 4.50% 2042	332,290	356,173
Freddie Mac 6.50% 2047	1,492	1,648
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A-5, 4.654% 2037	2,792	2,815
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A-4, 4.895% 2037	5,000	5,517
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 2042[5]	14,840	16,145
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-4, 5.29% 2043[5]	7,200	7,904
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[5]	15,000	16,927
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.868% 2045[5]	60,508	70,017
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[3]	11,255	12,088
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3]	17,400	18,838
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	7,128	7,148
	Principal amount	Value
Bonds & notes	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[4] (continued)
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-2, 5.434% (undated)	$19,759	$21,145
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.728% 2049[5]	9,597	11,361
Government National Mortgage Assn. 6.00% 2033	1,545	1,730
Government National Mortgage Assn. 5.50% 2034	4,650	5,091
Government National Mortgage Assn. 5.50% 2034	3,252	3,562
Government National Mortgage Assn. 6.00% 2034	2,268	2,528
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035	5,355	4,857
Government National Mortgage Assn. 5.50% 2035	3,351	3,671
Government National Mortgage Assn. 5.50% 2036	1,921	2,103
Government National Mortgage Assn. 6.00% 2036	1,411	1,579
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037	4,740	4,542
Government National Mortgage Assn. 4.50% 2037	9,631	10,475
Government National Mortgage Assn. 6.00% 2037	4,972	5,562
Government National Mortgage Assn. 5.50% 2039	4,293	4,700
Government National Mortgage Assn. 5.50% 2039	675	738
Government National Mortgage Assn. 6.00% 2039	7,767	8,691
Government National Mortgage Assn. 6.50% 2039	2,666	3,003
Government National Mortgage Assn. 3.50% 2040	775	846
Government National Mortgage Assn. 4.50% 2040	7,171	7,782
Government National Mortgage Assn. 4.50% 2040	4,355	4,700
Government National Mortgage Assn. 4.50% 2040	2,176	2,348
Government National Mortgage Assn. 5.00% 2040	12,702	13,744
Government National Mortgage Assn. 5.00% 2040	4,154	4,506
Government National Mortgage Assn. 5.00% 2040	3,520	3,819
Government National Mortgage Assn. 5.00% 2040	2,949	3,211
Government National Mortgage Assn. 5.00% 2040	413	451
Government National Mortgage Assn. 5.00% 2040	102	111
Government National Mortgage Assn. 6.50% 2041	3,956	4,526
Government National Mortgage Assn. 5.816% 2058	13,253	14,495
Government National Mortgage Assn., Series 2003, 6.116% 2058	1,315	1,474
Government National Mortgage Assn. 6.172% 2058	995	1,102
Government National Mortgage Assn. 6.205% 2058	4,425	4,921
Government National Mortgage Assn. 6.22% 2058	2,322	2,516
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	414	434
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	262	282
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	323	338
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	7,979	8,140
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-3, 5.10% 2038[5]	2,241	2,274
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	32,645	37,364
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.41% 2039[5]	10,951	11,439
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[5]	13,889	14,217
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	337	338
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[5]	38,142	38,951
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.867% 2038[5]	14,395	16,703
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	11,000	12,737
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	47,426	54,711
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3]	27,000	28,080
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[3]	10,000	10,475
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3]	15,000	15,431
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.293% 2044[5]	30,000	33,769
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)[5]	25,000	28,571
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3]	24,098	26,178
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 2035[3]	8,000	8,389
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 2037[3]	15,000	16,485
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.727% 2042[5]	20,105	22,491
Northern Rock PLC 5.625% 2017[3]	12,857	14,731
Northern Rock PLC 5.625% 2017	6,000	6,875
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	1,454	1,474
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.699% 2045[5]	4,955	5,114
	Principal amount	Value
Bonds & notes	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[4] (continued)
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	$ 5,000	$ 5,758
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.535% (undated)[5]	5,000	5,827
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.307% 2045[5]	17,000	17,081
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	10,951	11,446
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-2, 5.426% 2041	1,940	1,961
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	6,300	7,285
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	5,000	5,783
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 2058[3,5]	3,613	3,737
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 2030[5]	2,500	2,781
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	1,036	1,070
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	270	272
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-4, 4.747% 2043[5]	815	884
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 2.902% 2034[5]	1,318	1,289
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	797	811
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1-A1, 2.93% 2034[5]	163	163
		6,230,417

U.S. TREASURY BONDS & NOTES — 3.63%
U.S. TREASURY — 3.40%
U.S. Treasury 1.375% 2012	168,240	168,319
U.S. Treasury 0.625% 2013	23,320	23,347
U.S. Treasury 2.75% 2013	25,000	25,632
U.S. Treasury 4.25% 2013	100,000	103,193
U.S. Treasury 0.25% 2014	11,000	11,002
U.S. Treasury 1.875% 2014	49,010	50,071
U.S. Treasury 4.25% 2014	100,000	107,995
U.S. Treasury 4.25% 2015	75,000	83,035
U.S. Treasury 9.875% 2015	106,950	137,514
U.S. Treasury 10.625% 2015	7,500	9,631
U.S. Treasury 11.25% 2015	216,420	270,289
U.S. Treasury 1.75% 2016	10,000	10,448
U.S. Treasury 2.625% 2016	25,000	26,808
U.S. Treasury 3.25% 2016	50,000	55,008
U.S. Treasury 4.50% 2016	40,000	45,308
U.S. Treasury 7.50% 2016	190,000	242,621
U.S. Treasury 9.25% 2016	96,000	123,637
U.S. Treasury 0.625% 2017	5,000	4,980
U.S. Treasury 0.75% 2017	55,110	55,299
U.S. Treasury 0.875% 2017	25,000	25,252
U.S. Treasury 1.00% 2017	45,000	45,719
U.S. Treasury 3.25% 2017	39,400	43,904
U.S. Treasury 8.75% 2017	50,000	68,168
U.S. Treasury 8.875% 2017	135,850	188,364
U.S. Treasury 3.125% 2019	16,000	18,128
U.S. Treasury 8.125% 2019	43,440	63,653
U.S. Treasury 3.50% 2020	25,000	29,086
U.S. Treasury 8.75% 2020	81,680	127,325
U.S. Treasury 8.75% 2020	30,000	46,394
U.S. Treasury 2.00% 2021	55,000	57,091
U.S. Treasury 3.625% 2021	10,000	11,762
U.S. Treasury 8.00% 2021	22,500	34,987
U.S. Treasury 8.125% 2021	25,000	38,892
U.S. Treasury 1.625% 2022	3,965	3,940
U.S. Treasury 1.75% 2022	78,500	79,203
U.S. Treasury 2.00% 2022	5,000	5,174
U.S. Treasury 6.25% 2023	25,000	36,039
U.S. Treasury 7.125% 2023	25,000	37,904
U.S. Treasury 6.875% 2025	25,000	38,762
U.S. Treasury 6.25% 2030	12,620	19,677
U.S. Treasury 3.875% 2040	67,540	82,046
		2,655,607
	Principal amount	Value
Bonds & notes	(000)	(000)

U.S. TREASURY BONDS & NOTES (continued)
U.S. TREASURY INFLATION-PROTECTED SECURITIES[6] — 0.23%
U.S. Treasury Inflation-Protected Security 1.875% 2013	$19,640	$ 20,108
U.S. Treasury Inflation-Protected Security 0.125% 2016	31,671	33,406
U.S. Treasury Inflation-Protected Security 0.125% 2022	83,015	90,853
U.S. Treasury Inflation-Protected Security 0.125% 2022	14,558	15,919
U.S. Treasury Inflation-Protected Security 2.375% 2025	7,160	9,792
U.S. Treasury Inflation-Protected Security 0.75% 2042	9,205	10,252
		180,330

Total U.S. Treasury bonds & notes		2,835,937

FINANCIALS — 2.40%
Prologis, Inc. 7.625% 2014	24,420	26,775
Prologis, Inc. 6.25% 2017	34,380	39,127
Prologis, Inc. 6.625% 2018	35,930	42,633
Prologis, Inc. 6.625% 2019	8,258	9,906
Prologis, Inc. 7.375% 2019	38,684	48,132
Prologis, Inc. 6.875% 2020	78,630	97,020
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	20,285	21,850
Westfield Group 7.50% 2014[3]	20,000	21,956
Westfield Group 5.75% 2015[3]	26,750	29,821
Westfield Group 5.70% 2016[3]	32,250	36,777
Westfield Group 7.125% 2018[3]	39,935	49,169
Westfield Group 6.75% 2019[3]	30,295	37,526
Westfield Group 4.625% 2021[3]	10,033	11,052
Westfield Group 3.375% 2022[3]	850	862
JPMorgan Chase & Co. 3.45% 2016	10,000	10,647
JPMorgan Chase & Co. 4.625% 2021	5,000	5,645
JPMorgan Chase & Co. 3.25% 2022	20,320	20,851
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[5]	78,766	91,048
Murray Street Investment Trust I 4.647% 2017	11,125	12,079
Goldman Sachs Group, Inc. 5.25% 2021	56,500	63,188
Goldman Sachs Group, Inc. 5.75% 2022	40,755	47,357
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[5]	84,806	100,601
Simon Property Group, LP 6.75% 2014	20,000	21,521
Simon Property Group, LP 4.20% 2015	2,430	2,592
Simon Property Group, LP 5.875% 2017	5,000	5,959
Simon Property Group, LP 6.125% 2018	5,665	6,958
Simon Property Group, LP 4.125% 2021	3,500	3,935
Simon Property Group, LP 4.375% 2021	17,400	19,665
Monumental Global Funding 5.50% 2013[3]	23,915	24,461
Monumental Global Funding III 0.54% 2014[3,5]	12,860	12,741
Monumental Global Funding III 5.25% 2014[3]	17,500	18,387
Developers Diversified Realty Corp. 5.50% 2015	4,194	4,586
Developers Diversified Realty Corp. 9.625% 2016	10,245	12,715
Developers Diversified Realty Corp. 7.50% 2017	15,310	18,485
Developers Diversified Realty Corp. 7.875% 2020	15,090	19,641
Bank of America Corp., Series L, 3.625% 2016	3,045	3,239
Bank of America Corp. 3.75% 2016	7,270	7,795
Bank of America Corp. 5.75% 2017	12,500	14,489
Bank of America Corp. 5.65% 2018	1,940	2,260
Bank of America Corp. 5.625% 2020	8,970	10,474
Bank of America Corp. 5.00% 2021	480	542
Bank of America Corp. 5.875% 2021	8,000	9,387
CNA Financial Corp. 5.85% 2014	30,000	32,696
CNA Financial Corp. 6.50% 2016	6,000	6,930
CNA Financial Corp. 7.35% 2019	6,000	7,525
Goodman Funding Pty Ltd. 6.00% 2022[3]	37,565	41,766
	Principal amount	Value
Bonds & notes	(000)	(000)

FINANCIALS (continued)
Citigroup Inc. 3.953% 2016	$10,000	$10,812
Citigroup Inc. 4.45% 2017	2,000	2,211
Citigroup Inc. 8.50% 2019	12,656	16,887
Citigroup Inc., Series A, junior subordinated 5.95% (undated)[5]	7,500	7,739
BNP Paribas 5.00% 2021	18,250	20,263
BNP Paribas, junior subordinated 7.195% (undated)[3,5]	16,200	16,038
PNC Funding Corp. 5.40% 2014	10,000	10,769
PNC Funding Corp. 4.25% 2015	1,800	1,978
PNC Preferred Funding Trust I, junior subordinated 2.039% (undated)[3,5]	8,600	7,181
PNC Preferred Funding Trust III, junior subordinated 8.70% (undated)[3,5]	14,300	14,520
Regions Financial Corp. 7.75% 2014	24,434	27,000
Regions Financial Corp. 5.20% 2015	4,313	4,539
Regions Financial Corp. 5.75% 2015	1,253	1,375
ERP Operating LP 6.584% 2015	3,245	3,672
ERP Operating LP 5.125% 2016	4,445	4,999
ERP Operating LP 5.375% 2016	2,750	3,145
ERP Operating LP 5.75% 2017	6,000	7,097
ERP Operating LP 4.625% 2021	11,960	13,710
Kimco Realty Corp. 6.00% 2012	4,062	4,077
Pan Pacific Retail Properties, Inc. 6.125% 2013	4,545	4,590
Kimco Realty Corp., Series C, 4.82% 2014	3,068	3,233
Kimco Realty Corp., Series C, 5.783% 2016	4,147	4,683
Kimco Realty Corp. 4.30% 2018	12,000	13,210
Kimco Realty Corp. 6.875% 2019	2,070	2,585
AXA SA, Series B, junior subordinated 6.379% (undated)[3,5]	30,335	28,515
AXA SA, junior subordinated 6.463% (undated)[3,5]	1,900	1,810
Capital One Bank 6.50% 2013	13,477	13,937
Capital One Capital III 7.686% 2066[5]	14,338	14,553
HBOS PLC 6.75% 2018[3]	25,085	26,716
UBS AG 4.875% 2020	16,693	19,186
UBS AG 7.75% 2026	2,500	3,179
Northern Trust Corp. 4.625% 2014	8,475	8,994
Northern Trust Corp. 5.85% 2017[3]	10,150	12,133
CIT Group Inc., Series C, 4.75% 2015[3]	10,000	10,400
CIT Group Inc. 5.00% 2017	10,000	10,588
Barclays Bank PLC 5.125% 2020	2,675	3,052
Barclays Bank PLC 5.14% 2020	15,525	16,253
Hospitality Properties Trust 5.125% 2015	3,675	3,877
Hospitality Properties Trust 6.30% 2016	1,400	1,543
Hospitality Properties Trust 6.70% 2018	4,703	5,462
Hospitality Properties Trust 5.00% 2022	7,250	7,753
HVB Funding Trust I, junior subordinated 8.741% 2031[3]	14,771	12,555
HVB Funding Trust III, junior subordinated 9.00% 2031[3]	6,394	5,499
Nordea Bank, Series 2, 3.70% 2014[3]	3,000	3,163
Nordea Bank AB 3.125% 2017[3]	14,000	14,757
American International Group, Inc. 3.80% 2017	13,500	14,574
American International Group, Inc. 4.875% 2022	2,500	2,822
Realogy Corp., Term Loan B, 4.464% 2016[4,5,7]	5,565	5,564
Realogy Corp., Letter of Credit, 4.478% 2016[4,5,7]	434	434
Realogy Corp. 9.00% 2020[3]	10,000	11,300
MetLife Global Funding I 5.125% 2013[3]	4,000	4,081
MetLife Global Funding I 5.125% 2014[3]	7,500	8,031
MetLife Global Funding I 2.00% 2015[3]	2,500	2,572
MetLife Global Funding I 2.50% 2015[3]	2,500	2,614
UnumProvident Finance Co. PLC 6.85% 2015[3]	1,885	2,116
Unum Group 7.125% 2016	11,020	12,990
Liberty Mutual Group Inc. 6.70% 2016[3]	10,000	11,304
Liberty Mutual Group Inc. 6.50% 2035[3]	2,695	3,038
iStar Financial Inc., Term Loan B, 5.75% 2017[4,5,7]	13,000	13,011
Ford Motor Credit Co. 2.50% 2016	2,500	2,543
	Principal amount	Value
Bonds & notes	(000)	(000)

FINANCIALS (continued)
Ford Motor Credit Co. 4.207% 2016	$ 3,500	$ 3,729
Ford Motor Credit Co. 4.25% 2017	6,000	6,400
Standard Chartered PLC 3.85% 2015[3]	7,000	7,406
Standard Chartered PLC 3.20% 2016[3]	5,000	5,252
Lazard Group LLC 7.125% 2015	11,250	12,412
American Tower Corp. 7.00% 2017	10,000	12,024
Morgan Stanley 3.80% 2016	5,000	5,206
Morgan Stanley 5.50% 2021	5,595	6,224
Berkshire Hathaway Inc. 2.125% 2013	4,000	4,020
Berkshire Hathaway Inc. 1.60% 2017	3,000	3,066
Berkshire Hathaway Inc. 1.90% 2017	2,000	2,064
Berkshire Hathaway Inc. 3.75% 2021	2,000	2,241
New York Life Global Funding 4.65% 2013[3]	3,500	3,578
New York Life Global Funding 2.45% 2016[3]	5,000	5,201
New York Life Global Funding 1.30% 2017[3]	2,500	2,512
USAA Capital Corp 1.05% 2014[3]	8,500	8,548
USAA Capital Corp 2.25% 2016[3]	2,500	2,594
American Express Co. 6.15% 2017	9,080	11,045
ACE Capital Trust II 9.70% 2030	7,210	10,573
Santander Issuances, SA Unipersonal 6.50% 2019[3,5]	10,500	10,505
UDR, Inc., Series A, 5.25% 2015	8,975	9,728
Discover Financial Services 6.45% 2017	3,057	3,594
Discover Financial Services 10.25% 2019	4,334	5,671
Sumitomo Mitsui Banking Corp. 1.80% 2017	6,000	6,120
Sumitomo Mitsui Banking Corp. 3.20% 2022	2,500	2,569
Chubb Corp., junior subordinated 6.375% 2067[5]	7,500	8,175
Synovus Financial Corp. 7.875% 2019	7,000	7,910
Westpac Banking Corp. 2.00% 2017	7,500	7,693
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,682
Brandywine Operating Partnership, LP 4.95% 2018	3,845	4,219
International Lease Finance Corp. 4.875% 2015	5,000	5,194
HSBC Bank PLC 4.75% 2021[3]	2,090	2,420
HSBC Holdings PLC 4.00% 2022	2,500	2,741
Royal Bank of Scotland Group PLC 4.375% 2016	4,000	4,355
Commonwealth Bank of Australia 1.90% 2017	4,000	4,067
SLM Corp. 6.00% 2017	3,500	3,815
BBVA Bancomer SA 4.50% 2016[3]	2,550	2,719
NASDAQ OMX Group, Inc. 5.25% 2018	2,500	2,717
Crescent Resources 10.25% 2017[3]	2,550	2,668
Prudential Financial, Inc. 4.50% 2021	2,000	2,240
Host Hotels & Resorts LP, Series C, 4.75% 2023	1,675	1,784
		1,877,684

ENERGY — 1.65%
Gazprom OJSC 5.092% 2015[3]	1,300	1,396
Gazprom OJSC 8.146% 2018	21,850	26,878
Gazprom OJSC 4.95% 2022[3]	40,000	42,525
Gazprom OJSC, Series 9, 6.51% 2022	61,680	72,937
Gazprom OJSC 7.288% 2037	84,880	110,344
Gazprom OJSC 7.288% 2037[3]	3,810	4,953
Anadarko Petroleum Corp. 5.95% 2016	7,500	8,717
Anadarko Petroleum Corp. 6.375% 2017	8,250	10,008
Anadarko Petroleum Corp. 8.70% 2019	23,230	31,695
Anadarko Petroleum Corp. 6.45% 2036	31,430	40,463
Transocean Inc. 5.05% 2016	24,500	27,456
Transocean Inc. 2.50% 2017	4,535	4,596
Transocean Inc. 6.375% 2021	24,285	29,578
Transocean Inc. 3.80% 2022	8,755	8,964
Petrobras International Finance Co. 2.875% 2015	10,485	10,833
Petrobras International Finance Co. 3.875% 2016	7,500	8,003
	Principal amount	Value
Bonds & notes	(000)	(000)

ENERGY (continued)
Petrobras International Finance Co. 3.50% 2017	$ 5,150	$ 5,454
Petrobras International 5.75% 2020	5,000	5,788
Petrobras International 5.375% 2021	34,325	39,067
Reliance Holdings Ltd. 4.50% 2020[3]	8,650	9,146
Reliance Holdings Ltd. 4.50% 2020	1,000	1,057
Reliance Holdings Ltd. 5.40% 2022[3]	27,625	30,747
Reliance Holdings Ltd. 6.25% 2040	12,805	14,928
Reliance Holdings Ltd. 6.25% 2040[3]	7,745	9,029
Kinder Morgan Energy Partners, LP 5.00% 2013	5,400	5,650
Kinder Morgan Energy Partners, LP 5.125% 2014	27,210	29,538
Kinder Morgan Energy Partners, LP 3.50% 2016	3,200	3,428
Kinder Morgan Energy Partners, LP 6.00% 2017	5,375	6,365
Kinder Morgan Energy Partners, LP 3.95% 2022	4,780	5,229
Kinder Morgan Energy Partners, LP 3.45% 2023	2,220	2,331
Kinder Morgan Energy Partners, LP 6.95% 2038	7,500	10,075
Total Capital Canada Ltd. 1.625% 2014	10,000	10,146
Total Capital SA 3.00% 2015	1,750	1,861
Total Capital SA 3.125% 2015	3,025	3,250
Total Capital International 1.50% 2017	29,500	30,033
Total Capital International 1.55% 2017	1,500	1,533
Total Capital International 2.875% 2022	4,580	4,825
Total Capital International 2.70% 2023	9,500	9,851
Enbridge Inc. 5.80% 2014	29,200	31,522
Enbridge Inc. 4.90% 2015	9,900	10,777
Enbridge Inc. 5.60% 2017	11,155	13,020
PTT Exploration & Production Ltd 5.692% 2021[3]	40,780	47,156
Enbridge Energy Partners, LP 5.35% 2014	2,700	2,938
Enbridge Energy Partners, LP, Series B, 6.50% 2018	23,850	29,113
Enbridge Energy Partners, LP 9.875% 2019	5,000	6,820
Enbridge Energy Partners, LP 4.20% 2021	5,000	5,524
StatoilHydro ASA 2.90% 2014	6,205	6,492
StatoilHydro ASA 1.80% 2016	2,700	2,795
Statoil ASA 3.125% 2017	13,500	14,804
StatoilHydro ASA 5.25% 2019	4,750	5,766
Statoil ASA 3.15% 2022	7,000	7,550
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	27,170	28,969
Williams Partners L.P. 4.125% 2020	5,000	5,521
Shell International Finance BV 4.00% 2014	4,400	4,621
Shell International Finance BV 3.10% 2015	10,000	10,681
Shell International Finance BV 1.125% 2017	3,000	3,035
Shell International Finance BV 4.30% 2019	5,550	6,560
Shell International Finance BV 2.375% 2022	7,500	7,666
BG Energy Capital PLC 2.875% 2016[3]	9,450	10,070
BG Energy Capital PLC 4.00% 2021[3]	17,500	19,662
Ras Laffan Liquefied Natural Gas III 5.50% 2014	5,000	5,436
Ras Laffan Liquefied Natural Gas III 5.50% 2014[3]	4,800	5,219
Ras Laffan Liquefied Natural Gas III 6.75% 2019[3]	500	629
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,4]	11,498	13,021
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4]	2,991	3,387
Phillips 66 2.95% 2017[3]	11,500	12,273
Phillips 66 4.30% 2022[3]	13,525	15,224
TransCanada PipeLines Ltd. 6.50% 2018	10,000	12,494
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[5]	12,930	13,904
Pemex Project Funding Master Trust 5.75% 2018	2,750	3,218
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	18,788
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2018[3,4]	17,589	18,557
Chevron Corp. 3.95% 2014	3,250	3,404
Chevron Corp. 4.95% 2019	12,350	14,927
Devon Energy Corp. 5.625% 2014	4,500	4,774
Devon Energy Corp. 1.875% 2017	8,700	8,916
	Principal amount	Value
Bonds & notes	(000)	(000)

ENERGY (continued)
Devon Energy Corp. 3.25% 2022	$ 3,000	$ 3,174
Woodside Finance Ltd. 4.60% 2021[3]	14,950	16,708
Spectra Energy Partners, LP 2.95% 2016	9,875	10,148
Spectra Energy Partners 4.60% 2021	3,470	3,788
Enterprise Products Operating LLC 6.30% 2017	6,750	8,281
Enterprise Products Operating LLC 5.20% 2020	4,050	4,895
Alpha Natural Resources, Inc. 9.75% 2018	8,000	8,130
Alpha Natural Resources, Inc. 6.25% 2021	5,000	4,375
Husky Energy Inc. 5.90% 2014	1,800	1,944
Husky Energy Inc. 6.20% 2017	3,775	4,535
Husky Energy Inc. 7.25% 2019	4,500	5,860
Western Gas Partners LP 4.00% 2022	10,970	11,670
Energy Transfer Partners, LP 7.50% 2020	10,000	11,425
Arch Coal, Inc. 7.00% 2019	8,950	7,988
Arch Coal, Inc. 7.25% 2021	1,575	1,398
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	8,050	8,412
Southwestern Energy Co. 4.10% 2022[3]	7,650	8,285
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	6,950	7,897
PDC Energy Inc. 7.75% 2022[3]	6,825	6,979
Peabody Energy Corp. 6.00% 2018	5,000	5,213
Peabody Energy Corp. 6.25% 2021	1,425	1,478
CONSOL Energy Inc. 8.00% 2017	5,000	5,325
Energy Transfer Partners, L.P. 5.20% 2022	4,500	5,171
Canadian Natural Resources Ltd. 5.70% 2017	3,500	4,179
Canadian Natural Resources Ltd. 3.45% 2021	650	706
China National Offshore Oil Corp. Ltd. 3.875% 2022[3]	3,500	3,762
Noble Energy, Inc. 4.15% 2021	3,000	3,310
NGPL PipeCo LLC 7.119% 2017[3]	800	862
NGPL PipeCo LLC 9.625% 2019[3]	2,100	2,420
Dolphin Energy Ltd. 5.50% 2021[3]	2,500	2,903
BP Capital Markets PLC 5.25% 2013	1,665	1,746
Cenovus Energy Inc. 3.00% 2022	1,590	1,648
Transportadora de Gas Internacional 5.70% 2022[3]	800	896
		1,289,421

FEDERAL AGENCY BONDS & NOTES — 1.17%
Federal Home Loan Bank, Series 363, 4.50% 2012	50,000	50,085
Federal Home Loan Bank 0.28% 2013	39,200	39,204
Federal Home Loan Bank 3.625% 2013	105,000	108,413
Federal Home Loan Bank 5.50% 2014	107,500	117,386
Federal Home Loan Bank 0.50% 2015	25,000	25,087
Federal Home Loan Bank, Series 2816, 1.00% 2017	34,795	35,140
Freddie Mac 3.00% 2014	40,000	41,862
Freddie Mac 5.00% 2014	40,000	43,191
Freddie Mac 5.50% 2016	14,580	17,211
Freddie Mac 1.00% 2017	25,000	25,159
Freddie Mac 1.00% 2017	20,500	20,689
Freddie Mac 5.50% 2017	50,000	60,998
Freddie Mac 1.25% 2019	50,000	49,824
Fannie Mae, Series 1, 4.75% 2012	75,000	75,172
Fannie Mae 2.75% 2014	20,000	20,669
Fannie Mae 4.625% 2014	25,000	27,097
Fannie Mae 5.00% 2015	25,000	27,845
Fannie Mae 5.375% 2016	10,420	12,237
CoBank ACB 7.875% 2018[3]	12,160	15,592
CoBank ACB 0.989% 2022[3,5]	11,690	9,582
Tennessee Valley Authority 1.875% 2022	17,250	17,205
Tennessee Valley Authority, 4.65% 2035	5,080	6,185
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.625% 2012	20,000	20,076
United States Government Agency-Guaranteed (FDIC insured), Ally Financial Inc. 2.20% 2012	20,000	20,053
	Principal amount	Value
Bonds & notes	(000)	(000)

FEDERAL AGENCY BONDS & NOTES (continued)
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.617% 2012[5]	$ 15,000	$ 15,012
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 3.00% 2014	10,000	10,499
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	6,300	6,312
		917,785

TELECOMMUNICATION SERVICES — 1.06%
Nextel Communications, Inc., Series F, 5.95% 2014	5,000	5,019
Nextel Communications, Inc., Series D, 7.375% 2015	2,597	2,607
Sprint Nextel Corp. 6.00% 2016	10,300	11,124
Sprint Nextel Corp. 8.375% 2017	17,175	20,009
Sprint Nextel Corp. 9.125% 2017	132,550	156,409
Sprint Capital Corp. 6.90% 2019	17,200	18,791
Sprint Nextel Corp. 7.00% 2020	5,000	5,506
Sprint Nextel Corp. 11.50% 2021	131,075	174,821
MTS International Funding Ltd. 8.625% 2020[3]	97,595	120,657
MTS International Funding Ltd. 8.625% 2020	48,511	59,974
Vodafone Group PLC, Term Loan B, 6.875% 2015[4,7,8]	55,376	57,038
Vodafone Group PLC 5.75% 2016	6,475	7,501
Vodafone Group PLC 5.625% 2017	10,450	12,421
Verizon Communications Inc. 7.375% 2013	20,000	21,357
Verizon Communications Inc. 5.50% 2017	10,000	11,869
Verizon Communications Inc. 8.75% 2018	6,000	8,379
Deutsche Telekom International Finance BV 2.25% 2017[3]	7,000	7,175
Deutsche Telekom International Finance BV 6.75% 2018	15,000	18,804
Frontier Communications Corp. 8.25% 2017	2,350	2,720
Frontier Communications Corp. 8.50% 2020	7,650	8,874
Frontier Communications Corp. 9.25% 2021	1,575	1,870
Frontier Communications Corp. 7.125% 2023	10,150	10,848
América Móvil, SAB de CV 8.46% 2036	MXN286,500	23,066
Telefónica Emisiones, SAU 6.421% 2016	$15,000	16,312
Cricket Communications, Inc. 7.75% 2016	5,000	5,312
Cricket Communications, Inc. 7.75% 2020	10,000	10,362
Koninklijke KPN NV 8.375% 2030	11,140	15,121
Telecom Italia Capital SA 6.999% 2018	6,000	6,878
SBA Communications Corp. 5.75% 2020[3]	5,000	5,219
SK Telecom Co., Ltd. 2.125% 2018[3]	4,000	4,000
Wind Acquisition SA 11.75% 2017[3]	700	686
		830,729

CONSUMER DISCRETIONARY — 0.84%
Staples, Inc. 9.75% 2014	72,826	80,020
Time Warner Inc. 5.875% 2016	32,100	38,012
Time Warner Companies, Inc. 7.25% 2017	2,500	3,174
Time Warner Inc. 4.75% 2021	1,000	1,170
Time Warner Inc. 3.40% 2022	7,750	8,293
Comcast Corp. 5.85% 2015	10,000	11,495
Comcast Corp. 6.30% 2017	11,375	14,135
Comcast Corp. 3.125% 2022	7,500	7,893
Comcast Corp. 6.40% 2038	11,810	15,571
Comcast Corp. 4.65% 2042	1,320	1,433
Time Warner Cable Inc. 7.50% 2014	17,775	19,447
Time Warner Cable Inc. 8.25% 2014	2,000	2,188
Time Warner Cable Inc. 8.75% 2019	8,175	11,243
Time Warner Cable Inc. 5.00% 2020	10,000	11,781
NBCUniversal Media, LLC 2.10% 2014	25,250	25,758
NBCUniversal Media, LLC 4.375% 2021	5,500	6,303
NBCUniversal Media, LLC 2.875% 2023	6,080	6,135
NBCUniversal Media, LLC 4.45% 2043	900	931
Target Corp. 6.00% 2018	24,000	29,690
CBS Corp. 1.95% 2017	19,000	19,479
	Principal amount	Value
Bonds & notes	(000)	(000)

CONSUMER DISCRETIONARY (continued)
Daimler Finance NA LLC 1.95% 2014[3]	$10,000	$ 10,119
Daimler Finance NA LLC 3.00% 2016[3]	5,500	5,782
Daimler AG 2.40% 2017[3]	2,500	2,574
News America Inc. 9.25% 2013	5,200	5,298
News America Holdings Inc. 8.00% 2016	2,000	2,502
News America Inc. 4.50% 2021	1,500	1,715
News America Inc. 3.00% 2022[3]	8,500	8,673
Walt Disney Co. 4.70% 2012	10,000	10,032
Walt Disney Co. 0.875% 2014	7,500	7,583
MGM Resorts International 6.875% 2016	2,000	2,085
MGM Resorts International 7.50% 2016	2,075	2,210
MGM Resorts International 6.75% 2020[3]	2,025	2,015
MGM Resorts International 7.75% 2022	10,000	10,388
Marriott International, Inc., Series I, 6.375% 2017	13,100	15,486
Marriott International, Inc., Series K, 3.00% 2019	1,150	1,177
EchoStar DBS Corp 7.125% 2016	5,000	5,613
DISH DBS Corp 4.625% 2017	10,525	10,907
J.C. Penney Co., Inc. 7.65% 2016	4,550	4,795
J.C. Penney Co., Inc. 5.75% 2018	2,500	2,453
J.C. Penney Co., Inc. 5.65% 2020	7,500	7,003
Johnson Controls, Inc. 1.75% 2014	12,500	12,712
Home Depot, Inc. 4.40% 2021	10,000	11,880
Limited Brands, Inc. 8.50% 2019	5,006	6,089
Limited Brands, Inc. 7.00% 2020	4,994	5,724
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	5,000	5,563
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023[3]	5,875	5,948
Harley-Davidson, Inc. 1.15% 2015[3]	7,500	7,541
Harley-Davidson, Inc. 2.70% 2017[3]	3,750	3,883
WPP Finance 2010 4.75% 2021	10,250	11,258
Macy’s Retail Holdings, Inc. 7.875% 2015[5]	2,000	2,354
Federated Department Stores, Inc. 7.45% 2017	4,000	4,962
Federated Department Stores, Inc. 6.90% 2029	3,177	3,877
Academy, Ltd. 9.25% 2019[3]	10,000	11,000
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	10,000	10,800
CityCenter Holdings, LLC and CityCenter Finance Corp. 10.75% 2017[8]	10,000	10,625
Cablevision Systems Corp. 7.75% 2018	5,000	5,581
Cablevision Systems Corp. 5.875% 2022	5,000	4,987
Virgin Media Finance PLC 4.875% 2022	9,100	9,236
Omnicom Group Inc. 3.625% 2022	8,000	8,565
Marks and Spencer Group PLC 6.25% 2017[3]	6,729	7,492
Cox Communications, Inc. 4.625% 2013	5,495	5,631
Cox Communications, Inc. 5.45% 2014	880	966
Boyd Gaming Corp. 9.00% 2020[3]	6,000	6,045
PETCO Animal Supplies, Inc. 9.25% 2018[3]	5,000	5,544
Warner Music Group 9.50% 2016	5,000	5,531
Mattel, Inc. 2.50% 2016	5,000	5,213
Volkswagen International Finance NV 2.375% 2017[3]	5,000	5,178
Toys “R” Us-Delaware, Inc. 7.375% 2016[3]	5,000	5,131
Needle Merger Sub Corp. 8.125% 2019[3]	5,000	5,056
Neiman Marcus Group, Inc., Term Loan B, 4.75% 2018[4,5,7]	5,000	5,020
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	5,000	4,787
Thomson Reuters Corp. 6.50% 2018	3,500	4,417
Quebecor Media Inc. 5.75% 2023[3]	4,200	4,305
Univision Communications Inc., Term Loan B, 4.462% 2017[4,5,7]	3,997	3,917
Loyola University of Chicago 3.199% 2022	3,000	3,138
Laureate Education, Inc. 9.25% 2019[3]	3,075	3,044
Revel Entertainment, Term Loan B, 9.00% 2017[4,5,7]	4,988	2,968
		658,529

	Principal amount	Value
Bonds & notes	(000)	(000)

HEALTH CARE — 0.81%
Gilead Sciences, Inc. 2.40% 2014	$ 9,015	$ 9,328
Gilead Sciences, Inc. 3.05% 2016	22,215	23,890
Gilead Sciences, Inc. 4.40% 2021	32,950	38,125
Amgen Inc. 2.30% 2016	5,000	5,216
Amgen Inc. 2.50% 2016	4,000	4,212
Amgen Inc. 2.125% 2017	24,000	24,977
Amgen Inc. 3.875% 2021	7,000	7,700
Amgen Inc. 3.625% 2022	13,025	14,016
Amgen Inc. 5.375% 2043	9,650	11,599
Schering-Plough Corp. 6.00% 2017	42,500	52,446
Merck & Co., Inc. 1.10% 2018	12,000	12,043
Merck & Co., Inc. 2.40% 2022	3,000	3,059
Roche Holdings Inc. 5.00% 2014[3]	13,850	14,652
Roche Holdings Inc. 6.00% 2019[3]	38,500	48,604
Express Scripts Inc. 2.75% 2014[3]	2,000	2,074
Express Scripts Inc. 6.25% 2014	18,337	19,930
Express Scripts Inc. 2.10% 2015[3]	4,000	4,093
Express Scripts Inc. 3.125% 2016	7,406	7,889
Express Scripts Inc. 3.50% 2016[3]	2,000	2,164
Express Scripts Inc. 2.65% 2017[3]	9,500	9,923
Express Scripts Inc. 4.75% 2021[3]	11,800	13,785
Express Scripts Inc. 3.90% 2022[3]	2,000	2,188
Novartis Securities Investment Ltd. 5.125% 2019	33,750	40,718
Novartis Capital Corp. 2.40% 2022	3,000	3,050
Biogen Idec Inc. 6.00% 2013	33,500	34,079
Biogen Idec Inc. 6.875% 2018	1,000	1,251
GlaxoSmithKline Capital Inc. 1.50% 2017	20,766	21,251
GlaxoSmithKline Capital Inc. 5.65% 2018	2,500	3,075
GlaxoSmithKline Capital Inc. 2.85% 2022	2,250	2,370
Cardinal Health, Inc. 5.50% 2013	10,815	11,120
Cardinal Health, Inc. 4.00% 2015	1,410	1,514
Cardinal Health, Inc. 5.80% 2016	5,000	5,852
Cardinal Health, Inc. 1.90% 2017	5,750	5,852
UnitedHealth Group Inc. 5.50% 2012	4,121	4,127
UnitedHealth Group Inc. 0.85% 2015	2,760	2,773
UnitedHealth Group Inc. 1.40% 2017	1,540	1,551
UnitedHealth Group Inc. 6.00% 2017	2,050	2,484
UnitedHealth Group Inc. 3.875% 2020	2,900	3,236
UnitedHealth Group Inc. 2.75% 2023	6,185	6,364
Pfizer Inc 6.20% 2019	15,000	19,217
Boston Scientific Corp. 6.40% 2016	3,500	4,041
Boston Scientific Corp. 6.00% 2020	10,900	12,945
Sanofi 0.672% 2014[5]	10,000	10,053
WellPoint, Inc. 5.25% 2016	2,500	2,801
WellPoint, Inc. 5.875% 2017	1,080	1,280
WellPoint, Inc. 1.875% 2018	2,500	2,535
WellPoint, Inc. 3.30% 2023	3,150	3,262
Quintiles, Term Loan B, 5.00% 2018[4,5,7]	9,788	9,837
Baxter International Inc. 1.85% 2017	5,000	5,174
Baxter International Inc. 2.40% 2022	3,000	3,052
McKesson Corp. 3.25% 2016	5,100	5,488
McKesson Corp. 4.75% 2021	2,000	2,365
Johnson & Johnson 0.525% 2014[5]	7,500	7,524
inVentiv Health Inc. 10.00% 2018[3]	5,000	4,550
inVentiv Health Inc. 10.25% 2018[3]	3,000	2,730
DJO Finance LLC 9.875% 2018[3]	7,250	7,141
Alkermes Inc., Term Loan B, 4.50% 2019[4,5,7]	6,840	6,900
VPI Escrow Corp. 6.375% 2020[3]	5,980	6,324
Tenet Healthcare Corp. 9.25% 2015	5,000	5,663
HCA Inc. 6.50% 2020	5,000	5,538
	Principal amount	Value
Bonds & notes	(000)	(000)

HEALTH CARE (continued)
Bausch & Lomb Inc. 9.875% 2015	$ 5,000	$ 5,150
VWR Funding, Inc. 7.25% 2017[3]	5,000	5,113
DENTSPLY International Inc. 1.935% 2013[5]	5,000	5,024
Dignity Health 3.125% 2022	5,000	5,018
Kaiser Foundation Hospitals 3.50% 2022	2,750	2,903
Catholic Health Initiatives, Series 2012, 2.95% 2022	1,875	1,907
		636,115

INDUSTRIALS — 0.74%
General Electric Capital Corp. 1.625% 2015	5,000	5,089
General Electric Capital Corp. 2.30% 2017	27,060	27,971
General Electric Corp. 5.25% 2017	11,160	13,233
General Electric Capital Corp., Series A, 6.00% 2019	4,450	5,455
General Electric Co. 2.70% 2022	16,500	16,610
General Electric Capital Corp. 3.15% 2022	5,000	5,092
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[5]	32,000	35,032
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[5]	67,300	77,306
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[4]	5,901	6,342
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	3,627	3,952
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	7,229	7,862
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	12,171	13,799
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	11,265	12,828
United Technologies Corp. 1.80% 2017	6,950	7,220
United Technologies Corp. 3.10% 2022	25,805	27,816
Canadian National Railway Co. 4.95% 2014	2,500	2,636
Canadian National Railway Co. 5.55% 2018	26,000	31,567
Burlington Northern Santa Fe LLC 7.00% 2014	15,215	16,411
Burlington Northern Santa Fe LLC 5.65% 2017	4,000	4,766
Burlington Northern Santa Fe LLC 3.45% 2021	1,000	1,075
Burlington Northern Santa Fe LLC 3.05% 2022	1,000	1,045
BNSF Funding Trust I 6.613% 2055[5]	6,700	7,538
Union Pacific Corp. 5.125% 2014	11,495	12,151
Union Pacific Corp. 6.125% 2020	2,000	2,530
Union Pacific Corp. 4.00% 2021	2,000	2,269
Union Pacific Corp. 4.163% 2022	9,865	11,244
Atlas Copco AB 5.60% 2017[3]	17,290	20,378
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 7.25% 2014[4,5,7]	2,556	2,556
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 7.25% 2014[4,5,7]	2,424	2,424
DAE Aviation Holdings, Inc. 11.25% 2015[3]	775	800
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B 6.25% 2018[4,5,7]	10,000	9,992
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	5,000	5,650
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020[3]	10,000	10,000
BE Aerospace, Inc. 5.25% 2022	14,160	14,797
TransDigm Inc. 7.75% 2018	4,000	4,430
TransDigm Inc. 5.50% 2020[3]	10,000	10,138
Volvo Treasury AB 5.95% 2015[3]	11,950	13,093
Hutchison Whampoa International Ltd. 6.50% 2013[3]	11,800	11,991
JELD-WEN Escrow Corp. 12.25% 2017[3]	10,000	11,575
Norfolk Southern Corp. 5.75% 2016	5,680	6,511
Norfolk Southern Corp. 3.00% 2022	4,000	4,172
CEVA Group PLC 11.625% 2016[3]	5,000	5,150
CEVA Group PLC 8.375% 2017[3]	4,000	3,890
ERAC USA Finance Co. 1.40% 2016[3]	8,000	8,073
Esterline Technologies Corp. 7.00% 2020	6,570	7,293
Waste Management, Inc. 5.00% 2014	890	940
Waste Management, Inc. 2.60% 2016	5,945	6,278
BakerCorp International, Inc. 8.25% 2019	6,500	6,533
John Deere Capital Corp. 1.70% 2020	6,500	6,525
United Rentals, Inc. 6.125% 2023	6,000	6,090
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	6,000	5,970
	Principal amount	Value
Bonds & notes	(000)	(000)

INDUSTRIALS (continued)
Nortek Inc. 10.00% 2018	$5,000	$ 5,569
RBS Global, Inc. and Rexnord LLC 8.50% 2018	5,000	5,512
CNH Capital LLC 3.875% 2015[3]	5,000	5,137
Odebrecht Finance Ltd 7.00% 2020	1,725	2,005
Odebrecht Finance Ltd 5.125% 2022[3]	2,500	2,725
US Investigations Services, Inc., Term Loan D, 7.75% 2015[4,5,7]	3,302	3,313
ADS Waste Escrow, Term Loan B, 5.25% 2019[4,5,7]	1,850	1,872
ADS Waste Escrow 8.25% 2020[3]	1,275	1,323
Republic Services, Inc. 3.80% 2018	2,500	2,769
Brunswick Rail Finance Ltd. 6.50% 2017[3]	1,360	1,386
Danaher Corp. 2.30% 2016	500	524
Caterpillar Financial Services Corp., Series F, 4.85% 2012	290	291
		576,514

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.69%
United Mexican States Government, Series M30, 10.00% 2036	MXN1,640,100	177,584
United Mexican States Government Global 4.75% 2044	$32,438	36,087
Polish Government, Series 1021, 5.75% 2021	PLN355,770	121,742
Polish Government 5.00% 2022	$45,000	52,546
Australia Government Agency-Guaranteed, National Australia Bank 0.851% 2014[3,5]	25,000	25,072
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 2014[3]	26,750	27,937
Portuguese Government 4.95% 2023	€47,750	48,430
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[3]	$14,350	15,059
Bermudan Government 5.603% 2020	6,000	7,091
Bermudan Government 4.138% 2023[3]	5,250	5,639
France Government Agency-Guaranteed, Société Finance 3.375% 2014[3]	10,000	10,431
KfW 4.50% 2018	5,000	5,861
Croatian Government 6.375% 2021	2,500	2,846
Hungarian Government 6.375% 2021	1,874	2,097
		538,422

CONSUMER STAPLES — 0.59%
Anheuser-Busch InBev NV 2.50% 2013	4,000	4,032
Anheuser-Busch InBev NV 0.70% 2014[5]	3,785	3,806
Anheuser-Busch InBev NV 0.80% 2015	2,500	2,509
Anheuser-Busch InBev NV 4.125% 2015	15,000	16,162
Anheuser-Busch InBev NV 1.375% 2017	9,160	9,305
Anheuser-Busch InBev NV 6.875% 2019	16,000	21,334
Anheuser-Busch InBev NV 5.375% 2020	2,500	3,109
Anheuser-Busch InBev NV 2.50% 2022	9,500	9,670
Kroger Co. 5.00% 2013	2,500	2,550
Kroger Co. 6.40% 2017	31,300	38,056
SABMiller Holdings Inc. 1.85% 2015[3]	2,000	2,051
SABMiller Holdings Inc. 2.45% 2017[3]	21,315	22,358
SABMiller Holdings Inc. 3.75% 2022[3]	14,000	15,413
Altria Group, Inc. 9.70% 2018	12,328	17,596
Altria Group, Inc. 9.25% 2019	3,834	5,414
Altria Group, Inc. 4.75% 2021	4,500	5,218
Altria Group, Inc. 2.85% 2022	5,000	5,020
Delhaize Group 5.875% 2014	10,107	10,582
Delhaize Group 6.50% 2017	19,210	21,952
Wal-Mart Stores, Inc. 4.25% 2013	6,000	6,105
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 2015[4]	8,809	9,487
Wal-Mart Stores, Inc. 5.80% 2018	11,095	13,814
Kraft Foods Inc. 1.625% 2015[3]	4,000	4,083
Kraft Foods Inc. 2.25% 2017[3]	1,515	1,575
Kraft Foods Inc. 5.375% 2020[3]	3,927	4,821
Kraft Foods Inc. 3.50% 2022[3]	15,000	16,281
Pernod Ricard SA 2.95% 2017[3]	20,000	21,107
Pernod Ricard SA 4.45% 2022[3]	5,000	5,616
	Principal amount	Value
Bonds & notes	(000)	(000)

CONSUMER STAPLES (continued)
Safeway Inc. 5.00% 2019	$10,000	$ 10,740
Safeway Inc. 3.95% 2020	14,710	14,706
Philip Morris International Inc. 1.125% 2017	14,000	13,978
Philip Morris International Inc. 1.625% 2017	3,000	3,072
Philip Morris International Inc. 2.90% 2021	2,000	2,103
Philip Morris International Inc. 2.50% 2022	3,000	3,049
Kraft Foods Inc. 2.625% 2013	2,555	2,581
Kraft Foods Inc. 6.125% 2018	5,000	6,170
Kraft Foods Inc. 5.375% 2020	3,573	4,389
Reynolds American Inc 3.25% 2022	11,820	11,968
Tesco PLC 5.50% 2017[3]	9,058	10,663
PepsiCo, Inc. 2.50% 2016	10,000	10,588
General Mills, Inc. 0.787% 2014[5]	10,000	10,047
Coca-Cola Co. 1.50% 2015	4,000	4,113
Coca-Cola Co. 1.80% 2016	3,000	3,117
Coca-Cola Co. 3.30% 2021	2,000	2,231
Heineken NV 1.40% 2017[3]	9,245	9,294
Lorillard Tobacco Co. 3.50% 2016[1]	5,000	5,316
Lorillard Tobacco Co. 2.30% 2017[1]	2,500	2,531
Unilever Capital Corp. 0.85% 2017	7,500	7,441
British American Tobacco International Finance PLC 2.125% 2017[3]	7,000	7,159
SUPERVALU Inc. 8.00% 2016	4,575	4,380
SUPERVALU Inc., Term Loan B, 8.00% 2018[4,5,7]	2,319	2,341
C&S Group Enterprises LLC 8.375% 2017[3]	4,499	4,763
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	2,000	2,111
		457,877

UTILITIES — 0.50%
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	2,500	2,891
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	6,995	8,112
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	27,045	33,544
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	4,000	5,193
Consumers Energy Co. 5.65% 2020	126	157
CMS Energy Corp. 6.25% 2020	225	269
CMS Energy Corp. 5.05% 2022	5,460	6,121
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	7,175	7,460
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	3,339	3,848
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	11,885	15,081
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	15,057	19,725
NV Energy, Inc 6.25% 2020	5,000	5,981
Teco Finance, Inc. 6.75% 2015	28,499	32,322
Teco Finance, Inc. 4.00% 2016	1,557	1,671
Teco Finance, Inc. 6.572% 2017	3,634	4,410
Teco Finance, Inc. 5.15% 2020	4,475	5,244
MidAmerican Energy Co. 5.95% 2017	14,000	17,027
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	12,055
PacifiCorp., First Mortgage Bonds, 2.95% 2022	13,000	13,841
Centerpoint Energy, Inc., Series B, 6.85% 2015	4,000	4,526
CenterPoint Energy Resources Corp. 4.50% 2021	25,996	29,778
Pennsylvania Electric Co. 6.05% 2017	3,000	3,488
Cleveland Electric Illuminating Co. 8.875% 2018	21,700	29,109
National Grid PLC 6.30% 2016	20,725	23,961
Public Service Co. of Colorado 5.80% 2018	5,046	6,219
Public Service Co. of Colorado 5.125% 2019	4,350	5,236
Xcel Energy Inc. 4.70% 2020	2,000	2,366
Northern States Power Co., First Mortgage Bonds, 7.125% 2025	6,842	9,686
Pacific Gas and Electric Co. 6.25% 2013	18,000	19,065
Intergen Power 9.00% 2017[3]	15,000	14,288
Entergy Corp. 4.70% 2017	7,500	8,247
PSEG Power LLC 2.75% 2016	7,371	7,730
	Principal amount	Value
Bonds & notes	(000)	(000)

UTILITIES (continued)
Duke Energy Corp. 1.625% 2017	$ 7,500	$ 7,561
Ohio Power Co., Series M, 5.375% 2021	4,624	5,732
AES Corp. 7.375% 2021	5,000	5,613
NRG Energy, Inc. 6.625% 2023[3]	5,000	5,169
Electricité de France SA 4.60% 2020[3]	4,500	5,136
Wisconsin Electric Power Co. 2.95% 2021	3,610	3,835
		391,697

MATERIALS — 0.47%
Dow Chemical Co. 7.60% 2014	60,200	66,394
Dow Chemical Co. 5.70% 2018	1,400	1,674
Dow Chemical Co. 4.125% 2021	2,500	2,735
ArcelorMittal 5.375% 2013	9,500	9,701
ArcelorMittal 4.75% 2017[5]	36,025	35,406
ArcelorMittal 10.10% 2019[5]	1,750	2,059
ArcelorMittal 5.50% 2020[5]	2,000	1,930
ArcelorMittal 5.75% 2021[5]	11,000	10,630
ArcelorMittal 6.50% 2022[5]	7,825	7,694
Rio Tinto Finance (USA) Ltd. 8.95% 2014	1,750	1,962
Rio Tinto Finance (USA) Ltd. 2.50% 2016	7,500	7,822
Rio Tinto Finance (USA) Ltd. 1.625% 2017	16,575	16,663
Rio Tinto Finance (USA) Ltd. 9.00% 2019	9,420	12,942
Rio Tinto Finance (USA) Ltd. 2.875% 2022	3,000	3,026
Cliffs Natural Resources Inc. 4.875% 2021	33,980	33,752
Xstrata Canada Financial Corp. 2.85% 2014[3]	3,000	3,079
Xstrata Canada Financial Corp. 1.80% 2015[3]	2,000	2,005
Xstrata Canada Financial Corp. 2.45% 2017[3]	7,500	7,486
Xstrata Canada Financial Corp. 3.60% 2017[3]	4,000	4,207
Xstrata Canada Financial Corp. 4.95% 2021[3]	9,500	10,236
Xstrata Canada Financial Corp. 4.00% 2022[3]	2,710	2,725
Teck Resources Ltd. 3.15% 2017	3,950	4,124
Teck Resources Ltd. 2.50% 2018	12,500	12,654
Teck Resources Ltd. 4.75% 2022	2,375	2,592
Reynolds Group Inc. 7.875% 2019	5,000	5,450
Reynolds Group Inc. 5.75% 2020[3]	10,000	10,125
International Paper Co. 7.95% 2018	9,550	12,428
Ecolab Inc. 2.375% 2014	1,250	1,296
Ecolab Inc. 3.00% 2016	8,725	9,369
Ecolab Inc. 4.35% 2021	1,500	1,706
Inmet Mining Corp. 8.75% 2020[3]	10,000	10,425
FMG Resources, Term Loan, 5.25% 2017[4,5,7]	3,955	3,943
FMG Resources 6.875% 2018[3]	5,000	4,856
Newcrest Finance Pty Ltd. 4.45% 2021[3]	4,140	4,369
Newcrest Finance Pty Ltd. 4.20% 2022[3]	4,000	4,107
Ball Corp. 5.00% 2022	5,000	5,300
JMC Steel Group Inc. 8.25% 2018[3]	5,175	5,279
E.I. du Pont de Nemours and Co. 5.00% 2013	404	408
E.I. du Pont de Nemours and Co. 0.789% 2014[5]	2,500	2,514
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,743
BHP Billiton Finance (USA) Ltd. 1.00% 2015	2,000	2,020
BHP Billiton Finance (USA) Ltd. 1.625% 2017	2,000	2,048
Arbermarle Corp. 5.10% 2015	3,500	3,784
ICI Wilmington, Inc. 5.625% 2013	3,500	3,660
Georgia-Pacific Corp. 5.40% 2020[3]	2,500	2,970
Yara International ASA 7.875% 2019[3]	2,225	2,828
Ryerson Inc. 9.00% 2017[3]	2,275	2,329
Airgas, Inc. 7.125% 2018	1,800	1,947
Georgia Gulf Corp. 9.00% 2017[3]	1,746	1,947
Praxair, Inc. 4.375% 2014	1,000	1,054
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	452
		371,855
	Principal amount	Value
Bonds & notes	(000)	(000)

INFORMATION TECHNOLOGY — 0.29%
Tencent Holdings Ltd. 3.375% 2018[3]	$40,000	$ 40,885
Electronic Data Systems Corp., Series B, 6.00% 2013[5]	10,000	10,359
Hewlett-Packard Co. 0.823% 2014[5]	12,000	11,872
Hewlett-Packard Co. 4.30% 2021	1,350	1,329
Hewlett-Packard Co. 4.65% 2021	1,000	1,002
International Business Machines Corp. 1.95% 2016	10,925	11,425
International Business Machines Corp. 5.70% 2017	5,500	6,708
Samsung Electronics America, Inc., 1.75% 2017[3]	16,850	17,046
Oracle Corp. 1.20% 2017	8,125	8,172
Oracle Corp. 2.50% 2022	7,500	7,644
Xerox Corp. 6.40% 2016	602	688
Xerox Corp. 2.95% 2017	13,940	14,373
Xerox Corp. 6.75% 2017	280	329
Cisco Systems, Inc. 0.644% 2014[5]	15,000	15,065
First Data Corp. 11.25% 2016	5,000	4,913
First Data Corp., Term Loan D, 5.211% 2017[4,5,7]	7,129	7,030
First Data Corp. 6.75% 2020[3]	2,000	2,010
National Semiconductor Corp. 6.60% 2017	10,000	12,421
Lawson Software, Inc., Term Loan B2, 5.25% 2018[4,5,7]	6,000	6,078
Lawson Software, Inc. 9.375% 2019	5,000	5,550
SRA International, Inc., Term Loan B, 6.50% 2018[4,5,7]	8,181	8,001
Google Inc. 1.25% 2014	7,500	7,597
NXP BV and NXP Funding LLC 9.75% 2018[3]	5,000	5,862
SunGard Data Systems Inc. 7.375% 2018	5,000	5,406
eBay Inc. 1.35% 2017	5,000	5,080
Freescale Semiconductor, Inc. 8.05% 2020	5,000	4,700
Jabil Circuit, Inc. 4.70% 2022	4,225	4,246
		225,791

ASSET-BACKED OBLIGATIONS[4] — 0.20%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2-A-1A, FSA insured, 0.354% 2036[5]	13,179	9,603
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.354% 2037[5]	4,691	3,652
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.364% 2037[5]	34,916	27,180
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 2016[3]	17,500	19,172
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.371% 2037[5]	24,169	18,248
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	16,970	18,168
Mercedes-Benz Auto Lease Trust, Series 2011-1A, Class A3, 1.18% 2013[3]	11,406	11,422
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	10,078	10,850
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	8,058	8,097
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	6,048	6,259
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	6,067	6,110
Honda Auto Receivables Owner Trust, Series 2011-1, Class A-4, 1.80% 2017	6,000	6,104
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	3,845	3,873
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	3,185	3,254
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	2,125	2,181
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.011% 2034[5]	1,092	914
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.111% 2034[5]	833	476
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.514% 2019[3,5]	1,252	1,233
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	836	871
		157,667

MUNICIPALS — 0.01%
State of Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	5,000	5,631
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, 6.72% 2025	4,274	4,376
		10,007

Total bonds & notes (cost: $16,976,266,000)		18,006,447
	Principal amount	Value
Short-term securities — 5.92%	(000)	(000)

U.S. Treasury Bills 0.116%–0.195% due 11/8/2012–6/27/2013	$1,351,200	$ 1,350,674
Federal Home Loan Bank 0.12%–0.21% due 11/2/2012–6/14/2013	794,200	793,886
Fannie Mae 0.125%–0.18% due 11/14/2012–8/1/2013	643,500	643,145
Freddie Mac 0.13%–0.17% due 11/1/2012–3/19/2013	458,360	458,242
Federal Farm Credit Banks 0.16%–0.22% due 12/18/2012–8/15/2013	401,000	400,625
Variable Funding Capital Company LLC 0.16%–0.18% due 11/15/2012–1/14/2013[3]	108,100	108,062
Wells Fargo & Co. 0.16% due 11/16/2012	25,000	24,997
Jupiter Securitization Co., LLC 0.16% due 11/13–11/20/2012[3]	91,700	91,693
Chariot Funding, LLC 0.16% due 11/7/2012[3]	33,300	33,299
E.I. duPont de Nemours and Co. 0.14%–0.18% due 11/1–12/20/2012[3]	123,750	123,737
Chevron Corp. 0.12% due 11/9–11/19/2012[3]	100,800	100,794
Straight-A Funding LLC 0.15%–0.18% due 12/10–12/19/2012[3]	100,047	100,027
Regents of the University of California 0.17%–0.18% due 12/3/2012–1/8/2013	91,955	91,927
Wal-Mart Stores, Inc. 0.12% due 11/5–11/9/2012[3]	72,500	72,499
Coca-Cola Co. 0.14%–0.23% due 11/13/2012–1/11/2013[3]	65,000	64,987
United Technologies Corp. 0.13%–0.15% due 11/1–11/27/2012[3]	63,200	63,197
Procter & Gamble Co. 0.15% due 12/17/2012[3]	50,000	49,993
Honeywell International Inc. 0.14% due 12/19/2012[3]	25,000	24,993
Harvard University 0.13% due 11/19/2012	20,000	19,999
Google Inc. 0.14% due 11/1/2012[3]	15,800	15,800

Total short-term securities (cost: $4,632,442,000)		4,632,576

Total investment securities (cost: $72,600,907,000)		80,435,038
Other assets less liabilities		(2,183,917)

Net assets		$78,251,121

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,770,376,000, which represented 3.54% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $152,239,000, which represented .19% of the net assets of the fund.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbol

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

CAD = Canadian dollars

CHF = Swiss francs

€ = Euros

MXN = Mexican pesos

PLN = Polish zloty

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-012-1212O-S32865

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder (the “Fund”) as of October 31, 2012, and for the year then ended and have issued our unqualified report thereon dated December 11, 2012 (which report and financial statements are included in item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of October 31, 2012 appearing in item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein

PricewaterhouseCoopers LLP

Los Angeles, California

December 11, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: December 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: December 31, 2012

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: December 31, 2012